As filed with the Securities and Exchange Commission on April 12, 2023
File Nos. 333-200240
811-03365
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 10	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 768	☒
(Check Appropriate Box or Boxes)
Brighthouse Separate Account A
(Exact Name of Registrant)
Brighthouse Life Insurance Company
(Name of Depositor)
11225 North Community House Road
Charlotte, NC 28277
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code
(980) 365-7100
(Name and Address of Agent for Service)
Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(302) 658 7581
Copies to:
Dodie C. Kent
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Proposed Public Offering: On May 1, 2023 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b)
☒
on May 1, 2023 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Group Flexible
Payment Variable
Annuity Contracts
(Flexible Bonus (228),
Retirement Companion (328),
Smart Choice)
issued by
BRIGHTHOUSE
SEPARATE ACCOUNT A
and
BRIGHTHOUSE LIFE INSURANCE
COMPANY
This Prospectus gives you important information about the group flexible payment fixed and variable annuity contracts (the “Contracts”) issued by Brighthouse Separate Account A (the “Separate Account”) and Brighthouse Life Insurance Company (“BLIC” or “we” or “us” or “our”). Please read it carefully before you invest and keep it for future reference. The Contracts are designed to provide annuity benefits through distributions made from certain retirement plans that qualify for special Federal income tax treatment (“Qualified Plans”). This Prospectus describes three versions of the Contract, marketed as “Flexible Bonus,” “Retirement Companion,” and “Smart Choice.”
The Contracts are issued to an employer or organization, which is the owner (“Owner”) of the Contract. After completing an enrollment form and arranging for your Purchase Payments to begin, you are a participant (“Participant”) and, except as provided below, a certificate (“Certificate”) will be provided to you that gives you a summary of the Contract provisions. The Certificate also serves as evidence of your participation in the plan (“Plan”). Certificates are not provided to Participants under deferred compensation or qualified corporate retirement plans.
We no longer actively offer the Contracts to new purchasers, but we continue to accept new Participants under existing Contracts previously issued to Plans. Participants may make additional Purchase Payments.
You decide how to allocate your Purchase Payments and Account value among the underlying mutual funds (the “Funds”) offered as investment options under the Contract through the Separate Account. You can choose any combination of the Funds that are available to you. Your Participant’s Account will vary daily to reflect the investment experience of the Funds selected.
You may also allocate your Purchase Payments and Account value to the General Account, which is a fixed account that offers an interest rate guaranteed by us.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new Participant in the Contract, you may cancel your Certificate within 20 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Account value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
The Contracts:
•are not bank deposits
•are not FDIC insured
•are not insured by any federal government agency
•are not guaranteed by any bank or credit union
•may be subject to loss of principal
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
May 1, 2023

TABLE OF CONTENTSPage
Page

GLOSSARY
These terms have the following meanings when used in this Prospectus:
Accumulation Unit – A measuring unit used to determine the value of your interest in a Series of the Separate Account under a Contract at any time before Annuity payments commence.
Annuitant – The person on whose life Annuity payments under a Contract are based.
Annuity – A stream of income payments made to an Annuitant for a defined period of time.
Annuitization or Annuity Date – The date on which Annuity payments begin.
Annuity Unit – A measuring unit used to determine the amount of Variable Annuity payments based on a Series of the Separate Account under a Contract after such payments have commenced.
Assumed Investment Return – The investment rate selected by the Annuitant for use in determining the Variable Annuity payments.
Beneficiary – The person who has the right to a Death Benefit upon your death.
Business Day – Each Monday through Friday except for days the New York Stock Exchange (“NYSE”) is not open for trading.
Certificate – The form you are given which describes your rights under the Contract. No Certificates are issued for certain deferred compensation or qualified corporate retirement plans. Unless the context provides otherwise, references in this Prospectus to Certificates also refer to the Contract.
Certificate Date – The date you are issued a Certificate. If you are not issued a Certificate, this is the date when your Account is established.
Certificate Year – The 12-month period that begins on your Certificate Date and on each anniversary of this date.
Contract – The agreement between the Owner and BLIC covering your rights. Unless the context provides otherwise, references in this Prospectus to the Contract also refer to Certificates.
Fixed Annuity – An Annuity providing guaranteed level payments. These payments are not based upon the investment experience of the Separate Account.
Free Look Period – The 20-day period when you first receive your Certificate. During this time period, you may cancel your interest in the Contract for a full refund of all Purchase Payments (or the greater of Purchase Payments or your Participant’s Account in some states).
Fund (or Portfolio Company) – An open-end management investment company, or series thereof, registered under the Investment Company Act of 1940 (“1940 Act”) which serves as the underlying investment medium for a Series in the Separate Account.
General Account – All assets of BLIC other than those in the Separate Account or any of its other segregated asset accounts.
Good Order – A request or transaction generally is considered in Good Order if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial representative (where applicable) before submitting the form or request.
Normal Annuity Date – The date on which Annuity payments begin if you do not select another date.
Owner – The person who has title to the Contract.
Participant – You, the person who makes Purchase Payments, or the person for whom Purchase Payments are made.

Participant’s Account (or Account) – The sum of your interest in each Series of the Separate Account and your interest in the General Account. Your interest in the Series of the Separate Account is the sum of the values of the Accumulation Units. Your interest in the General Account is the accumulated value of the amounts allocated to the General Account plus credited interest as guaranteed in the Contract, less any prior withdrawals and/or amounts applied to Annuity options.
Plan – The 403(b) plan, deferred compensation plan, qualified retirement plan, or individual retirement annuity to which the Contract is issued.
Purchase Payment – The amounts paid by or for you to BLIC in order to provide benefits under the Contract.
Separate Account – The segregated asset account entitled “Brighthouse Separate Account A” which has been established by us under Delaware law to receive and invest amounts allocated by you and other Participants under the Contracts and to provide Variable Annuity benefits under the Contracts. The Separate Account is registered as a unit investment trust under the 1940 Act.
Series – Series are subdivisions of the Separate Account. Each Series has a single underlying Fund. Accumulation Unit values and Annuity Unit values are maintained separately for each Series corresponding to its designated Fund.
Valuation Date – Any Business Day used by the Separate Account to determine the value of part or all of its assets for purposes of determining Accumulation and Annuity Unit values for the Contract. Accumulation Unit values will be determined each Business Day as of the close of regular trading on the NYSE (typically 4 p.m. Eastern time.) A Valuation Date ends earlier than 4:00 p.m. Eastern Time if the NYSE closes early. It is expected that the NYSE will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. There will be one Valuation Date in each calendar week for Annuity Unit values. BLIC will establish the Valuation Date at its discretion, but until notice to the contrary is given, that date will be the last Business Day in a week.
Valuation Period – The period of time from one Valuation Date through the next Valuation Date.
Variable Annuity – An Annuity providing payments that will vary annually in accordance with the net investment experience of the applicable Series of the Separate Account.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals
If you withdraw money during the first 5 years following a Purchase
Payment, you may be assessed a surrender charge of 7% of the Purchase
Payment withdrawn. However, surrender charges will not be deducted once
9 years have elapsed since your Certificate Date.
For example, if you make an early withdrawal, you could pay a surrender charge of up to $7,000 on a $100,000 investment.
Fee Table and Examples Contract Charges – Surrender Charge
Transaction Charges
In addition to charges for early withdrawals, you may also be charged for other transactions. There may be charges for transferring cash value from any Series, taking a full or partial surrender, annuitizing all or part of a
Participant’s Account, or initiating a loan. There may also be taxes on
Purchase Payments.
Transaction Charge for Transfers. Currently, we do not charge for transfers.
However, we reserve the right to charge for transfers from any Series.
Fee Table and Examples Contract Charges

Fees and Expenses	Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table and Examples Contract Charges Appendix A:Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	Flexible Bonus – 1.39% Smart Choice – 3.10% Retirement Companion – 1.29%	Flexible Bonus – 1.39% Smart Choice – 3.10% Retirement Companion – 1.29%
	Investment options (Portfolio Company fees and expenses)[2]	0.10%	1.00%
1 As a percentage of average Participant’s Account value in the Separate Account. The charge shown also includes the Administrative Charge.
2 As a percentage of Fund assets before temporary expense reimbursements and/or fee waivers.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

	Flexible Bonus
Lowest Annual Cost $1,365	Highest Annual Cost $2,088
Smart Choice
Lowest Annual Cost $1,365	Highest Annual Cost $2,088
Retirement Companion
Lowest Annual Cost $1,277	Highest Annual Cost $2,006
Assumes:	Assumes:
Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals	Investment of $100,000 •5% annual appreciation •Most expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract including loss of principal.	Principal Risks of Investing in theContract
Not a Short-Term Investment
•This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply for the first 5 years of the Contract.
Surrender charges will reduce the value of your Contract if you withdraw money during that time period.
•The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in theContract
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds).
•Each investment option, including the General Account, has its own unique risks.
•You should review the prospectuses for the available Funds and the
Prospectus disclosure concerning the General Account before making an investment decision.
Principal Risks of Investing in theContract
Insurance Company Risks
An investment in the Contract is subject to the risks related to us. Any obligations (including under the General Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about
BLIC, including our financial strength ratings, is available by contacting us at
(888) 243-1968.
Principal Risks of Investing in theContract
Restrictions
Investments
•Currently, we allow unlimited transfers without charge among investment options during the accumulation phase. However, we reserve the right to impose a charge for transfers from any Series.
•Transfers from the General Account are subject to special limitations.
•We reserve the right to limit transfers in circumstances of frequent or large transfers.
•We reserve the right to remove or substitute the Funds available as investment options under the Contract.
•Your Plan may limit your available Funds.
Description of the Contracts
Taxes
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
•If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1∕2.
Federal Tax Considerations
Conflicts of Interest
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Principal Underwriter

	Conflicts of Interest	Location in Prospectus
Exchanges
If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Principal Underwriter

OVERVIEW OF THE CONTRACT
Purpose. The Contract is a variable annuity contract. The Contract is used in connection with the following Plans: Section 403(b) tax-sheltered annuities, Section 457 deferred compensation plans, Section 401 pension and profit sharing plans, and individual retirement annuities(IRAs) under Section 408 of the Internal Revenue Code. A Contract is issued to an employer or organization, which is the Owner of the Contract. After completing an enrollment form and arranging for your Purchase Payments to begin, you are a Participant and, except as provided below, a Certificate will be provided to you that gives you a summary of the Contract provisions. The Certificate also serves as evidence of your participation in your Plan.Certificates are not provided to Participants under deferred compensation or qualified corporate retirement plans.
The Contract provides a means for investing in our General Account and the Funds, together “investment options.” The Contract is designed generally for an investor who intends to invest for a long period of time and then use the Account value (in the form of Annuity payments or surrenders) for retirement savings or other long-term investment purposes. The Contract has various features and benefits that may be appropriate for you based on your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to your Beneficiaries. Because this Contract is only available through tax-qualified Plans, it does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, you should consider investing in the Contract for its death benefit,Annuity option benefits, or other non-tax related benefits. Your financial goal should take into account the fact that there are surrender charges under the Contract. Because of the surrender charge (which is in effect for many years) and the possibility of income tax and tax penalties on early surrenders, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a full or partial surrender. To help you accumulate assets during the accumulation phase, you can invest your Purchase Payments and Account value in: (1) the Series available under the Contract, each of which has an underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) the General Account option, which offers a guaranteed interest rate.
A list of Funds in which you can invest is provided in Appendix A.
The income phase occurs when you or another payee begin receiving Annuity payments under the Contract. The amount of money you accumulate under the Contract during the accumulation phase factors into the amount of income you receive during the income phase. You may choose one of a number of Annuity options: you may receive Annuity payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, you are unable to take surrenders during the income phase. There is no death benefit during the income phase; however, depending on the Annuity option you elect, any remaining guarantee upon death may be paid to your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If you participate through a group arrangement, the Contract may provide that all or some of your rights or choices are subject to the Plan’s terms. For example, limitations on your rights may apply to Series,Purchase Payments, surrenders, transfers, loans, the death benefit, and Annuity options.
Accessing your Money. Before you Annuitize, you can withdraw money under the Contract by taking a full or partial surrender. If you take a full or partial surrender, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59 1∕2.
Tax Treatment. You can transfer money among the investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a full or partial surrender; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary(ies) if you die during the accumulation phase. If you die before attaining age 65, the death benefit will be the greater of: (i) the total of all Purchase Payments less any partial surrenders, or (ii) the value of the

Participant’s Account. If the death occurs on or after age 65, the death benefit will be equal to the Participant’s Account.
Loans (Section 403(b)Plans Only). You may be able to obtain a loan from the portion of your Participant’s Account allocated to the General Account. Currently, there is a fee to initiate a loan. In addition, annual interest accrues on an outstanding loan balance. Loans reduce the cash value of the Contract and the death benefit, and may have negative tax consequences.

FEE TABLE AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
Surrender Charge (Note 1) (as a percentage of Purchase Payments withdrawn)	7%

Transaction Charge (Note 2) (each surrender,annuitization and transfer)	$10

Loan Set-up Fee (Note 3)	$50

Note 1. If an amount surrendered is determined to include the withdrawal of prior Purchase Payments, a surrender charge may be assessed. Surrender charges are calculated in accordance with the schedule below. However, surrender charges will not be deducted once 9 years have elapsed since your Certificate Date.
Number of Complete Months from Receipt of Purchase Payment	% Charge
60 months or less	7
More than 60 months	0

Note 2. In the event of a full or partial surrender, the fee is the lesser of $10 or 2% of the amount surrendered. In the event of a transfer, the fee applies to each transfer from a Series. We currently waive the fee for transfers.

Note 3. Loans are only available for Contracts issued to Section 403(b)Plans.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Expenses
	Flexible Bonus / Smart Choice	Retirement Companion
Administrative Expenses (Note 1)	21.50 plus $2.50 for each Series selected for investment	$21.50 plus $2.50 for each Series selected for investment
Base Contract Charge (Note 2)	1.35%	1.25%
(as a percentage of average Participant’s Account value in the Separate Account)
Loan Interest (Note 3)	6.5% gross annual interest rate	6.5% gross annual interest rate
(as a percentage of any outstanding loan balance)	(net annual interest rate will not exceed 3.5%)	(net annual interest rate will not exceed 3.5%)

Note 1. We call this fee the “administrative fee” in your Contract, as well as in other places in the Prospectus. For a Certificate Year, the Administrative Fee is currently waived if you make Purchase Payments of $2,000 or more in that Certificate Year or if your Participant’s Account value is $10,000 or more at the end of that Certificate Year. (See “Contract Charges – Administrative Fees.”) In the section entitled “Important Information You Should

Consider About The Contract,” we are required to present this fee as part of the Base Contract.

Note 2. This is comprised of two fees that we call the “Mortality and Expense Risk Charge” and “Distribution Expense Charge” in your Contract, as well as in other places in the Prospectus. (See “Charges” section of the Prospectus, under the sub-headings “Mortality and Expense Risk Charge” and “Distribution Expense Charge.”)

Note 3. Loans are only available for Contracts issued to Section 403(b) Plans. The net annual interest rate reflects the difference between the annual interest rate charged on an outstanding loan balance (6.5%) and the annual interest rate credited to the portion of the Participant’s Account value in the General Account attributable to the loan (not less than 3%).
The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Fund Expenses
	Minimum	Maximum
Total Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.00%

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Fund Expenses.
The examples assume that you invest $100,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Additionally, these examples are based on the Minimum and Maximum Total Annual Fund Expenses shown above, and do not reflect any Fund fee waivers and/or expense reimbursements.
The examples assume that you have allocated all of your Contract value to either the Fund with the Maximum Total Annual Fund Expenses (maximum) or the Fund with the Minimum Total Annual Fund Expenses (minimum). Although your actual costs may be higher or lower, based on these assumptions your cost would be:
(1)
If you surrender your Contract at the end of the applicable time period:
Flex Bonus
Time Periods
	1 year	3 years	5 years	10 years
maximum	$9,324	$13,412	$18,461	$26,027
minimum	$8,474	$10,830	$14,107	$17,072
Smart Choice
Time Periods
	1 year	3 years	5 years	10 years
maximum	$9,324	$13,412	$18,461	$26,027
minimum	$8,474	$10,830	$14,107	$17,072
Retirement Companion
Time Periods
	1 year	3 years	5 years	10 years
maximum	$9,224	$13,110	$17,957	$25,011
minimum	$8,374	$10,524	$13,585	$15,970

(2)
If you annuitize at the end of the applicable time period, or if you do not surrender your Contract:
Flex Bonus
Time Periods
	1 year	3 years	5 years	10 years
maximum	$2,324	$7,112	$12,161	$26,027
minimum	$1,474	$4,530	$7,807	$17,072

Smart Choice
Time Periods
	1 year	3 years	5 years	10 years
maximum	$2,324	$7,112	$12,161	$26,027
minimum	$1,474	$4,530	$7,807	$17,072
Retirement Companion
Time Periods
	1 year	3 years	5 years	10 years
maximum	$2,224	$6,810	$11,657	$25,011
minimum	$1,374	$4,224	$7,285	$15,970
The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to fully or partially surrender the Contract for short-term needs, it may not be the right contract for you. A charge may be assessed on full and partial surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your financial representative.
Investment Risk. You bear the risk of any decline in the Account value resulting from the performance of the Funds you have chosen. The Account value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Contract. The investment risks are described in the prospectuses for the Funds.
Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations and guarantees and benefits that exceed the assets in the Separate Account that we promise. Likewise, our experiencing financial difficulty could impair our ability to fulfill our obligations under the General Account offered under this Contract.
Tax Consequences. Full and partial surrenders are generally taxable (to the extent of any earnings in the Contract), and prior to age 59 1∕2 a tax penalty may apply. In addition, even if the Contract is held for years before any surrender is made, surrenders are taxable as ordinary income rather than capital gains.
Plan Terms Risk. If you participate through a group arrangement, the Contract may provide that all or some of your rights or choices as described in this Prospectus are subject to the Plan’s terms. For example, limitations on your rights may apply to Funds, Purchase Payments, surrenders, transfers, loans, the death benefit and Annuity options. We may rely on your employer’s /organization’s or the Plan administrator’s statements to us as to the terms of the Plan or your entitlement to any amounts. We are not a party to your employer’s/organization’s retirement Plan. We will not be responsible for determining what your Plan says. You should consult the Contract, your Certificate, and the Plan document to see how you may be affected. An involuntary distribution to you from your Plan may be subject to surrender charges under the Contract.
Loan Risk. If you are a Participant in a Contract issued to a Section 403(b) Plan, you may be able to obtain a loan under the Contract. A loan negatively impacts the value of your Account and the death benefit, whether or not the loan is repaid. Any outstanding loan balance will be deducted from the proceeds payable upon a full surrender or under the death benefit. If a loan is taken, 125% of the outstanding loan balance (including unpaid loan interests) must be held in the General Account as collateral for the loan. Surrenders and transfers may be restricted as a result. Amounts held in the General Account as collateral for a loan do not participate in the investment performance of any Funds, and may be credited a lower rate of interest than amounts in the General Account that are not attributable to a loan. Loan proceeds may be considered taxable distributions under the Internal Revenue Code in the event of a default.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely conducted through complex information technology and communications systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable annuity contracts), and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third party service providers. For example, many routine operations, such as processing requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on BLIC and the Separate Account, as well as individual Owners and their Contracts (including Participants and their Certificates). There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for us. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information, technology and communications systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of Contract transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Funds invest, and it is possible the funds underlying your Contract could lose value. There can be no assurance that we or our service providers or the Funds will avoid losses affecting your Contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Funds invest.
COVID-19 and Market Conditions. The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. At this time, it continues to not be possible to estimate the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or surrenders), you may experience (perhaps significant) negative returns under the Contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as making subsequent Purchase Payments, transfers, or surrenders, based on your individual circumstances.

DESCRIPTION OF BRIGHTHOUSE LIFE INSURANCE COMPANY, THE GENERAL ACCOUNT, THE SEPARATE ACCOUNT, THE FUNDS AND SERVICE PROVIDERS
The Insurance Company
Brighthouse Life Insurance Company (“BLIC”) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands.
BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
The General Account
All of the assets of BLIC, except for those in the Separate Account and other segregated asset accounts, make up the assets of the General Account. You may allocate to the General Account. Amounts allocated to the General Account are credited with interest at an interest rate that is guaranteed by BLIC. The minimum interest rate depends on the date your Contract is issued but will not be less than 3%. Your financial representative (where applicable) can tell you the current and minimum rates that apply. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (“Securities Act”) and the General Account has not been registered as an investment company under the 1940 Act. Instead of you bearing the risk of fluctuations in the value of the assets as is the case for amounts invested in the Separate Account, BLIC bears the full investment risk for amounts in the General Account. BLIC has sole discretion to invest the assets of the General Account, subject to applicable law. All guarantees as to Purchase Payments or Account value allocated to the General Account, interest credited to the General Account, and Fixed Annuity payments are subject to BLIC’s financial strength and claim-paying ability. Please see the terms of your Certificate for more information.
The Separate Account
We have established the Separate Account, Brighthouse Separate Account A, to hold the assets that underlie the Contracts. The Board of Directors of our predecessor, MetLife Investors USA Insurance Company, adopted a resolution to establish the Separate Account under Delaware insurance law on May 29, 1980. The purpose of the Separate Account is to hold the variable assets that underlie the Contracts and some other variable annuity contracts that BLIC offers. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.
The assets of the Separate Account are held in BLIC’s name on behalf of the Separate Account and legally belong to BLIC. Although the Separate Account, and each of the Series that make up the Separate Account, are considered as part of BLIC’s general business, the Separate Account’s assets are solely for the benefit of those who invest in the Separate Account and no one else, including BLIC’s creditors. All the income, gains, and losses (realized and unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to BLIC’s other business. Under state law and the terms of the Contract, the assets of the Separate Account will not be responsible for liabilities arising out of BLIC’s other business. Furthermore, BLIC is obligated to pay all money it owes under the Contracts even if that amount exceeds the assets in the Separate Account. However, the amount of these payments is guaranteed only to the extent of the level amount calculated at the beginning of each Annuity year. Any obligations that exceed the assets in the Separate Account are payable by the General Account. The amount of the death benefit that exceeds the Account value is paid from the General Account. Benefit amounts paid from the General Account are subject to the claims-paying ability of BLIC and BLIC’s long-term ability to make such payments and are not guaranteed by our parent company, Brighthouse Financial, Inc., or by any other party. For other annuity contracts and life insurance policies that BLIC issues, all amounts owed under the contracts and policies are paid from the General Account. BLIC is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the General Account. However, there is no guarantee that BLIC will be able to meet all claims-paying obligations. There are risks to purchasing any insurance product.

The Separate Account is divided into a number of investment Series of Accumulation and Annuity Units. Over twenty-five of these Series are available under the Contracts as investment choices. Each Series invests in the shares of only one of the Funds.
The investment adviser to certain of the Funds offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, BLIC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Funds
Information regarding each Fund, including its name, its investment objective, its investment adviser and any subadviser, current expenses and performance is available in Appendix A to this prospectus. Each Fund has issued a prospectus that contains more detailed information about the Fund.
You should read the prospectuses for these Funds carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/TAHD/BHF189 for Flexible Bonus, https://dfinview.com/BHF/TAHD/BHF190 for Retirement Companion, and https://dfinview.com/BHF/TAHD/BHF191 for Smart Choice. You can also request copies of this information at no cost by calling (800) 343-8496 or sending an email request to rcg@brighthousefinancial.com.
While the Series and their comparably named Funds may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those retail mutual funds. The Funds most likely will not have the same performance experience as any retail mutual fund. Moreover, a Series that invests in a retail fund will have lower investment performance than the retail fund due to Contract charges and expenses.
There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a Series that invests in a money market fund may become extremely low and possibly negative. It is therefore possible that your Account value may decline even when you select a money market fund for investment.
Shares of each Fund are purchased for the corresponding Series. These Funds invest in stocks, bonds and other investments. All dividends declared by the Funds are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Contract. Instead, dividends generally increase the Accumulation or Annuity Unit value. You pay no transaction expenses (i.e., front-end or back-end load sales charges) as a result of the Separate Account’s purchase or sale of these Fund shares.
The Funds, other than the T. Rowe Price Growth Stock Fund, Inc., are available only by purchasing annuities and life insurance policies offered by BLIC or by other insurance companies and are never sold directly to the public. The shares of each Fund are purchased, without sales charge, for the corresponding Series at the next net asset value per share determined by a Fund after your payment is received by BLIC. Fund shares will be redeemed by the Series to the extent necessary for BLIC to make annuity or other payments under the Contracts.
Each of the Funds is a portfolio or series of an open-end management investment company registered with the SEC under the 1940 Act. Registration does not involve supervision by the SEC of the investment or investment policies of the Funds. There can be no guarantee that a Fund will meet its investment objectives.
The Funds are available to other registered separate accounts offering variable annuity and variable life products in addition to BLIC’s Separate Account. In the future, a conflict may develop between one or more separate accounts invested in the same Fund. The conflict could develop due to change in the law affecting variable annuity products or from differences in voting instructions of owners of the different separate accounts. BLIC monitors the Series for this type of conflict and will remedy the situation if such a conflict develops. This may include the withdrawal of amounts invested in the Funds by you and other Participants and Owners.
Certain Payments We Receive with Regard to the Funds. An investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund or its affiliates may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in BLIC’s role as intermediary, with respect to the Funds. BLIC and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Funds. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See the prospectuses for the Funds for information on the management fees paid by the Funds.)
Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Fund’s 12b-1 Plan, if any, is described in more detail in the Fund’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or to our Distributor. Payments under a Fund’s 12b-1 Plan decrease the Fund’s investment return.
How We Select the Funds. We select the Funds offered through the Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payment to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with
Regard to the Funds” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Funds advised by our affiliates than those that are not, we may be more inclined to offer Funds advised by our affiliates in the variable insurance products we issue. In some cases, we have included Funds based on recommendations made by selling firms. These selling firms may receive payments from the Funds they recommend and may benefit accordingly from the allocation of Account value to such Funds. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Participant’s Account value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Participants.
We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Account Value of your Contract resulting from the performance of the Funds you have chosen.
Substitution of Fund Shares. BLIC may substitute shares of another fund for Fund shares if the shares of a Fund are no longer available or further investment in such shares is determined to be inappropriate by BLIC’s management in view of the purposes of the Contracts. The substituted fund may have higher fees and expenses. However, no substitution is allowed unless a majority of the Owners entitled to vote (those who have invested in the Series) and the SEC approves the substitution under the 1940 Act. Furthermore, we may close investment portfolios to allocation of Purchase Payments or Contract value, or both, at any time in our sole discretion.
Principal Underwriter
Brighthouse Securities, LLC (“Distributor”), 11225 North Community House Road, Charlotte, NC, 28277, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority (“FINRA”), is an affiliate and principal underwriter for the Contracts. FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. The Distributor is a Delaware limited liability company.
BLIC has entered into a distribution agreement with Distributor for the distribution of the Certificates. We pay compensation to Distributor for sales of the Contracts and Certificates by the selling firm.
We pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor’s management team, advertising expenses, and other expenses of distributing the contracts. Distributor’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Distributor enters into selling agreements with unaffiliated selling firms for the sale of the Contracts. All selling firms receive commissions, and they may receive some form of non-cash compensation. These commissions and other incentives or payments are not charged directly to Participants or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from our General Account. A portion of the payments made to selling firms may be passed on to their financial representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.
BLIC and Distributor may have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or subadviser to one or more Funds which are offered under the Contract. Currently, the investment advisory firms include Morgan Stanley Investment Management, Inc. Financial representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contract.
Distributor pays compensation to all selling firms in the form of commissions and may provide certain types of non-cash compensation. The maximum commission payable for contract sales and additional Purchase Payments by selling firms is 8.5% of purchase payments. We also pay commissions when a Participant elects to begin receiving Annuity payments. (See “Annuity Benefits – Variable Annuity Payments.”)
From time to time, BLIC pays organizations, associations and non-profit organizations fees to sponsor BLIC’s variable annuity contracts. BLIC may also obtain access to an organization’s members to market our variable annuity contracts. These organizations are compensated for their sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from BLIC. BLIC also compensates these organizations by funding their programs, scholarships, events or awards, such as a principal of the year award. BLIC may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. BLIC also may retain finders and consultants to introduce BLIC to potential clients and for establishing and maintaining relationships between BLIC and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. BLIC or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the contracts.
Servicing Agent
MetLife Services and Solutions, LLC or Metropolitan Life Insurance Company, with whom we were previously affiliated, provide BLIC with personnel, administrative and enrollment services, including: officers, office space, supplies, utilities, office equipment, travel expenses and periodic reports.
CONTRACT CHARGES
BLIC deducts the charges described below, and we may also deduct a charge for taxes, if applicable. Unless otherwise specified, charges are deducted proportionately from all Series, and the General Account in which you are invested.
These charges may not be changed under the Contract, and BLIC may profit from these charges in the aggregate.
Premium and Other Taxes
BLIC reserves the right to deduct from Purchase Payments, surrenders, death benefits or Annuity payments any taxes relating to the Contracts (including, but not limited to, premium taxes) paid by us to any government entity. Examples of these taxes include, but are not limited to, premium tax, generation-skipping transfer tax or a similar excise tax under federal or state law which is imposed on payments we make to certain persons and income tax withholdings on surrenders and Annuity payments to the extent required by law. Premium taxes generally range from 0 to 3.5%, depending on the state. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the Participant’s Account value at a later date. Payment at any earlier date does not waive any right we may have to deduct amounts at a later date. It is our current practice not to charge premium taxes until Annuity payments begin.
Surrender Charge
We impose a surrender charge to reimburse us generally for marketing expenses for the sale of Contracts, such as commissions to sales personnel and other promotion and acquisition expenses.
No sales charge is deducted from any Purchase Payment. However, a surrender charge (contingent deferred sales charge) may be imposed on a partial or full surrender of the Participant’s Account. During the accumulation phase, you can withdraw part or all of the Participant’s Account.
For 403(b) Plans only, in the first surrender of each calendar year, you may surrender up to 10% of the value of your interest in the Separate Account without surrender charges, provided that the proceeds are paid solely to the Participant or the Beneficiary. If you withdraw money in excess of 10%, you might have to pay a surrender charge on the excess amount. Withdrawals from 403(b) Plans may be restricted by the Code.
If the amount you withdraw is determined to include the withdrawal of any of your prior Purchase Payments, a surrender charge is assessed against each Purchase Payment withdrawn. To determine what portion (if any) of a withdrawal is subject to a surrender charge, amounts are withdrawn from your Contract in the following order:
1. Earnings in your Contract (earnings are equal to the Participant’s Account, less Purchase Payments not previously withdrawn); then
2. For 403(b) Plans only, the free withdrawal amount described above (deducted from Purchase Payments not previously withdrawn, in the order such Purchase Payments were made, with the oldest Purchase Payment first, as described below); then
3. Purchase Payment not previously withdrawn, in the order such Purchase Payments were made: the oldest
Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been withdrawn.
The following schedule shows the surrender charges that apply during the 60 months following each Purchase Payment:
Number of Months Since Purchase Payment Date	Surrender Charge
60 months or less	7%
More than 60 months	0%
The Surrender Charge amount is the gross surrender amount multiplied by the Surrender Charge.
gross surrender amount x Surrender Charge = Surrender Charge amount
If you make a partial surrender, you will receive a check in the amount requested. The surrender charge, if any, will be deducted from the Series from which the partial surrender was taken. If the amount in a particular Series is completely surrendered, the charge will be taken from the remaining Series in which you have an interest. A surrender charge, if any, will not be applied to the amounts deducted to cover the surrender charge.
BLIC will not deduct any surrender charge once 9 years have elapsed since your Certificate Date.
Divorce. A withdrawal pursuant to a divorce or separation instrument is subject to the same surrender charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Participant’s Account and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Exceptions to Surrender Charge
In some cases, BLIC will not charge you the surrender charge when you make a surrender. You do not pay the surrender charge:
•on transfers made within the Contract;
•on withdrawals of Purchase Payments you made over 60 months ago;
•If you die during the pay-in phase. Your Beneficiary(ies) will receive the full death benefit without deduction;
•If you are a 403(b) Plan Participant and you withdraw no more than 10% of your interest in any calendar year (subject to Code restrictions);

•If you are confined to a hospital for at least 30 consecutive days or a skilled nursing home for at least 90 consecutive days. The withdrawal must be in a lump sum and must be requested within 60 days after termination of confinement. This Contract feature is not available in Massachusetts and South Dakota;
•When you are an officer, director or full time employee of BLIC or its affiliates. In this case, the purchase of the Contract is for personal investment purposes only;
•on required minimum distributions from, or excess contributions to, a Qualified Contract (but only with respect to amounts required to be distributed from this contract); and
•If permitted in your state, if you are the Plan Participant and you make a direct transfer of your Participant’s Account to another funding option or annuity contract issued by BLIC or one of its affiliates and BLIC or its affiliate agrees.
Administrative Fees
An administrative fee of $21.50 plus $2.50 for each Series in which you have Accumulation Units is deducted from your Participant’s Account on a yearly basis. The fee is prorated between Series in your Account based on their values on the date of the deduction. These fees generally compensate BLIC for the costs associated with administering the Contracts. Contract administration expenses we incur include:
•the cost of Contract issuance;
•rent;
•stationery and postage;
•telephone and travel expenses;
•salaries;
•legal, administrative, actuarial and accounting fees;
•periodic reports; and
•office equipment, and custodial expenses.
BLIC currently waives the administrative fee for any Certificate Year during which you contribute Purchase Payments of $2,000 or more or your Participant’s Account is $10,000 or more at the end of the Certificate Year. This reduction is permanent for Certificates issued before the termination or reduction of the waiver. (No such termination or reduction of the waiver is contemplated at this time).
Transaction Charges
A $10 transaction charge will be deducted from your Account for each transfer from a Series (see “Transfers”) and upon annuitizaton of all or a portion of your Participant’s Account (see “Annuity Benefits”). When you make a full or partial surrender, a transaction charge will be deducted from your Participant’s Account in an amount equal to the lesser of:
•$10 or
•2% of the amount surrendered.
These charges generally compensate BLIC for the costs associated with administering these transactions. BLIC does not anticipate profiting from them. Transaction charges for transfers from one Series of the Separate Account to another Series of the Separate Account are currently waived, but we reserve the right to impose the charge in the future. (See, however, “Description of the Contracts – Restrictions on Transfers.”)
Mortality and Expense Risk Charge
BLIC charges a fee for bearing certain mortality and expense risks under the Contract. You pay the mortality and expense risk charge during the accumulation phase and the income phase. Examples of these risks include a guarantee of annuity rates, the death benefits, and assuming the risk that the expense charges and fees are less than actual administrative and operating expenses. As compensation for assuming these risks, BLIC will make a daily deduction from the value of the Separate Account’s assets equal to 1.25% per year for Retirement Companion and 1.35% per year for Flexible Bonus and Smart Choice.
If BLIC has gains from the receipt of the mortality and expense risk charges over its cost of assuming these risks, it may use the gains as it sees fit. This may include the reduction of expenses incurred in distributing the Contracts.
BLIC may voluntarily waive a portion of the mortality and administrative expense risk charges. Any waiver of these expenses may be terminated at any time.
Distribution Expense Charge
BLIC also assumes the risk that surrender charges described above will be insufficient to cover the actual costs of distribution. These costs include:
•commissions,
•fees,

•registration costs, and
•direct and indirect selling expenses (including advertising, sales materials, illustrations, marketing personnel, printing, and related overhead)
As compensation for assuming this risk, BLIC will make a deduction of .000274% on a daily basis (0.10% per year) from the value of the Separate Account assets funding the Contract (the staff of the SEC deems this charge a deferred sales charge). The distribution expense charge (sales load), together with any contingent deferred sales charge imposed as described under “Surrender Charge” above, will never exceed 9% of purchase payments.
The distribution expense charge does not apply to the Retirement Companion version of the Contract.
Loan Expenses
If you participate in a Contract issued to a Section 403(b) Plan, you may be able to obtain a loan from the portion of your Participant’s Account allocated to the General Account. Fees may be charged for loan set-up and administration. Currently, the loan set-up fee is $50. This amount is deducted from the loan proceeds. At this time, there is no fee for administration. The loan set-up fee does not apply in Alabama, Missouri, South Carolina, Texas, Utah, Washington, and Wisconsin.
Annualized interest accrues on an outstanding loan balance. The outstanding loan balance will be the amount of the loan plus any interest not repaid minus any repayments of principal and interest. Interest accrues on an outstanding loan balance at a gross annual interest rate of 6.5%. However, the portion of the Participant’s Account value held in the General Account as collateral for the loan is credited interest at an annual rate of not less than 3%. Accordingly, the net annual interest rate charged on an outstanding loan balance will not exceed 3.5%.
Loan proceeds may be considered taxable distributions under the Code in the event of a default in repayments.
BLIC:
•may terminate loans
•change the terms under which loans are made
Any action taken by BLIC would not affect outstanding loans.
Income Taxes
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Fund Expenses
Charges are deducted from and expenses are paid out of the assets of each Fund, which are described in the prospectuses for those Funds. Fund expenses are not fixed or guaranteed and are subject to change by the Fund. These deductions and expenses are not charges under the terms of the Contract but are represented in the share values of each Fund.
Free Look Period
You may cancel your interest in the Contract within a certain time period. This is known as a “free look.” Your Free Look Period is the 20-day period (or longer in certain states) starting when you receive your Certificate. If you decide to cancel your interest in the Contract, BLIC must receive your request to cancel in writing at its administrative office within the 20-day period. If the Certificate is mailed to BLIC, it will be considered to be received on the postmark date. If the Certificate is sent by certified or registered mail, the date of certification or registration will be considered the date of its return to BLIC.
The returned Certificate will be treated as if BLIC never issued it, and BLIC will refund your Purchase Payments or, if permitted by state law, the greater of the Purchase Payments or the Participant’s Account. Purchase Payments that you make to the Separate Account will be allocated to the Government Money Market Portfolio for the number of days of the Free Look Period required by the state in which you live. At the end of the Free Look Period, the account value in the Government Money Market Portfolio will be reallocated to the Series of the Separate Account that you selected in your Contract application.

Deferred Compensation Plans
For qualified Section 457 deferred compensation Plans, BLIC may agree to reduce or waive the administrative fees, transaction charges, and the distribution expense fee. Also, deductions for sales charges may be reduced or waived if a surrender is the result of your:
•death,
•disability,
•retirement,
•termination of employment,
•unforseeable emergency, or
•transfer to another investment provider.
DESCRIPTION OF THE CONTRACTS
General
The Contracts may be offered to Plans such as:
•Section 403(b) tax-sheltered annuities;
•Section 457 deferred compensation plans;
•Section 401 pension and profit sharing plans; and
•individual retirement annuities under Section 408 of the Code.
The Contracts are designed to fulfill long-term financial needs. They should not be considered as short-term or temporary investments.
A group Contract is issued to an employer or organization which is the Owner. This Contract covers all present and future Participants. After completing an enrollment form and arranging for Purchase Payments to begin, except as provided below, you and all other Participants will receive a Certificate that gives you a summary of the Contract provisions. This Certificate also serves as evidence of your participation in the Plan. No Certificates are issued to Participants under deferred compensation or qualified corporate retirement plans.
The group Contracts may be restricted by the Plan as to your exercise of certain rights provided under the Contracts. You should refer to the Plan for information concerning these restrictions.
Due to IRS regulations affecting 403(b) plans, we will only issue new Certificates where your employer currently permits salary reduction contributions to be made to the Certificate.
The Contract has features and benefits that may be appropriate for you based on your financial situation and objectives, but we are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products, or any securities transactions or investment strategies involving securities (including account recommendations). You should ask your financial representative for guidance regarding whether the Contract may be appropriate for you. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is acting on your behalf. We are not a party to any agreement between you and your financial professional.
Assignment
If permitted by the Plan, you may assign your interest in the Contract by providing BLIC with written notice. Where a Contract is issued in connection with a non-governmental deferred compensation plan, all rights and powers under the Contract are vested in the Owner, not you.
BLIC will not be bound by the assignment until written notice of the assignment is recorded by us. We will not be liable for any payment or other action we take in accordance with the Contract before we record the assignment. An assignment may be a taxable event.
Purchase Payments
You may make Purchase Payments yearly, semi-yearly, quarterly, monthly, or in periods agreed to by BLIC. You may change when you make Purchase Payments if permitted by the Plan. The minimum Purchase Payment is $20, with a yearly minimum of $240 (for IRAs, the minimum is $2,000 for an initial Purchase Payment and $50 for each additional payment), or such lesser amount as is required by federal tax law. Purchase Payments may be allocated to the Separate Account, the General Account, or between them according to your decision. If you do not provide allocation instructions with an additional Purchase Payment, the Purchase Payment will be allocated based on your standing allocation instructions with us. You will periodically receive a confirmation of Purchase Payments which have been received.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Payment of Surrender Amount.”)
We will credit Purchase Payments to a Contract on the same Business Day we receive it, if received in Good Order by prior to close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). If we receive the Purchase Payment after close of the NYSE, we will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on your behalf are not submitted to us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
If you send a Purchase Payment or transaction request to an address other than the one we have designated for receipt of such Purchase Payments or requests, it will not be in Good Order. We may return the Purchase Payment to you, or there may be a delay in applying the Purchase Payment or transaction to your Participant’s Account.
Transfers
Accumulation Units
Except as otherwise limited under “Restrictions on Transfers” below, you may transfer Accumulation Units from one Series to another or from a Series to the General Account at any time.
You may not make a transfer from the General Account to Accumulation Units of a Series of more than 20% of your interest in the General Account in any one year. It is important to note that it will take over 10 years (assuming no additional purchase payments or transfers into the General Account and discounting any accrued interest) to make a complete transfer of your interest from the General Account to Accumulation Units of a Series because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining interest in the General Account rather than transfers based upon a fixed number of years. For example (based upon the assumptions above), if your initial interest in the General Account is $100, the 20% transfer allowance only allows you to transfer up to $20 the first year. If you transfer the maximum transfer allowance that year, you may only transfer up to $16 the following year based on the 20% transfer allowance of the $80 interest remaining in the General Account for the year. It is important to consider when deciding to invest in the General Account whether this 20% transfer allowance restriction fits your risk tolerance and time horizon.
Your transfer instructions must be in writing or, if permitted by BLIC, by telephone, Internet or other means approved by BLIC.
Requests for service may be made:
•By telephone at (1-800-560-5001), between the hours of 7:30 AM and 5:30 PM Central Time Monday through Thursday and 7:30 AM and 5:00 PM Central Time on Friday; or
•In writing to us at the Annuity Service Center at 4700 Westown Parkway, Ste. 200, West Des Moines, Iowa 50266.
Your transfer request must be in Good Order. If BLIC permits transfers by telephone, you will be required to complete an authorization on the Certificate enrollment or on another form that BLIC may require. We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, fax, Internet or other means are genuine. Any telephone, fax or Internet instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, fax or Internet are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under your contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Service Center to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or action.
Because telephone or Internet transactions will be available to anyone who provides certain information about you or your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.
Telephone or computer systems may not always be available. Any telephone or computer system can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing to Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277.
Transfer requests received in Good Order before the close of a Business Day will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-Business Day or after the close of a Business Day will be processed based on the value(s) next computed on the next Business Day.
Annuity Units
You may convert Annuity Units from one Series to another at any time. You may not convert Annuity Units from a Series to the General Account. However, any amounts that you have in the General Account that have not been applied to a fixed annuity income option may be transferred to Annuity Units in one or more Series for Variable Annuity payments. Conversions of Annuity Units may only be requested in writing and will be effective on the first valuation following receipt of the instructions.
Minimum Transfer
A minimum of $500 must be transferred from any Series or from the General Account. The value of the Accumulation and Annuity Units transferred will be calculated as of the close of business on the day that the transfer occurs.
Restrictions on Transfers
Restrictions on Frequent Transfers. Frequent requests from Participants to make transfers may dilute the value of a Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which may in turn adversely affect Participants and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds
Alger Small Cap Growth Portfolio
American Funds Global Small Capitalization Fund
Brighthouse Small Cap Value Portfolio
DWS CROCI® International VIP
Invesco Small Cap Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
Overseas Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
(the “Monitored Portfolios”) and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios (“American Funds portfolios”) as Monitored Portfolios.
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Participant’s Account value; and (3) two or more “round-trips” involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion.
As a condition to making their Funds available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we will impose transfer restrictions on the entire contract and will require future transfer requests to or from any Fund under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Fund.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Participants) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Participants engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Participant). You should read the Portfolio prospectuses for more details.

Restrictions on Large Transfers/Reallocations. Large transfers/reallocations may increase brokerage and administrative costs of the Funds and may disrupt portfolio management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Funds except where the portfolio manager of a particular Fund has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer/reallocation requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans — 403(b) Plans Only
If you are a Participant in a Contract issued to a Section 403(b) Plan, you may be able to obtain a loan under the Contract from the value of your Participant’s Account allocated to the General Account.
No more than one loan may be outstanding at any one time. The amount of the loan may not be less than $1,000. The maximum loan amount is 50% of your Certificate’s accumulated payment value (surrender value, without any reduction for surrender charges) or $50,000, whichever is less. Accumulation Units in the Separate Account are taken into account in determining the maximum amount of the loan. You would then be permitted to transfer Accumulation Units from the Separate Account to the General Account before the loan is made.
If a loan is taken, 125% of the outstanding loan balance (including unpaid loan interest) must be held in the General Account as collateral for the loan. Surrenders and transfers may be restricted in order to keep an amount equal to 125% of the outstanding loan balance in the General Account as collateral for the loan. Your Participant’s Account serves as the only security for the loan. BLIC may terminate a loan at its discretion in the event of a request for surrender.
Fees may be charged for loan set-up and administration. Currently, the loan set-up fee is $50. This amount is deducted from the loan proceeds. At this time, there is no fee for administration. Annualized interest accrues on an outstanding loan balance. The outstanding loan balance will be the amount of the loan plus any interest not repaid minus any repayments of principal and interest. Interest accrues on an outstanding loan balance at a gross annual interest rate of 6.5%. However, the portion of the Participant’s Account value held in the General Account as collateral for the loan is credited interest at an annual rate of not less than 3%. Accordingly, the net annual interest rate charged on an outstanding loan balance will not exceed 3.5%.
The term of a loan must be 5 years or less unless the proceeds of the loan are to be used to purchase a principal residence of the Participant, in which event the term may be for up to 15 years. Loans must be repaid in substantially level quarterly payments. You may make repayments in excess of your regularly scheduled payments, but they will not replace your regularly scheduled loan repayments. You may repay the loan in full at any time without penalty.
Any loan repayments received will be applied first to the accrued interest and then to the outstanding balance of the loan. Repayments of principal will be credited to your Account as new Purchase Payments. In the absence of instructions, repayments will be allocated among the Series and the General Account in accordance with your standing allocation instructions.
If repayment is not made when due, you will be notified that the loan is in the process of being defaulted. The entire remaining loan balance will be in default if a loan repayment is not received by the 45th day after it is due and, under Internal Revenue Code section 72(p), will be treated as a taxable deemed distribution for the year in which the grace period ends. If you are under age 59 1∕2, tax penalties may apply.
A loan negatively impacts the value of your Account and the death benefit, whether or not the loan is repaid. Any outstanding loan balance will be deducted from the proceeds payable upon a full surrender or under the death benefit. Amounts held in the General Account as collateral for a loan do not participate in the investment performance of any Funds, and may be credited a lower rate of interest than amounts in the General Account that are not attributable to a loan. (See “Federal Tax Considerations”).

The Internal Revenue Code imposes additional limits on the amounts, duration, and repayment schedule for all 403(b) plan loans. If the Plan is subject to the requirements of Title 1 of the Employee Retirement Income Security Act of 1974 (“ERISA”), eligibility for, and the terms and conditions of the loan may be further limited by the terms of the Plan and will be determined by the Plan administrator or other designated Plan official.
BLIC may modify or terminate the granting of loans at any time, provided that any modification or termination will not affect outstanding loans.
Modification of the Contracts
BLIC must make Annuity payments involving life contingencies at no less than the minimum guaranteed Annuity rates incorporated into the Contracts, even if actual mortality experience is different.
BLIC is legally bound under the Contract to maintain these Annuity purchase rates. BLIC must also abide by the Contract’s provisions concerning:
•death benefits
•deductions from Purchase Payments
•deductions from Participant’s Accounts for transaction charges
•deductions from the Separate Account for actuarial risk and administrative expense risk fees
•guaranteed rates with respect to fixed benefits
BLIC and the Owner may change the Contract by mutual agreement at any time. No such change may affect any Participant’s Account where the Participant’s interest is nonforfeitable, without the written consent of that Participant. Changes must be made in writing. Any changes must comply with state laws where the Contract is delivered. BLIC may change such provisions without your consent to the extent permitted by the Contract, but only:
•with respect to any Purchase Payments received as a tax free transfer under the Code after the effective date of the change;
•with respect to benefits and values provided by Purchase Payments made after the effective date of the change to the extent that such Purchase Payments in any Certificate Year exceed the first year’s Purchase Payments; or
•to the extent necessary to conform the Contract to any Federal or state law, regulation or ruling.
We will notify you of any Contract changes. If you have any questions about any of the provisions of your Contract, you may write or call:
Brighthouse Life Insurance Company
11225 North Community House Road,
Charlotte, NC 28277
Phone: (800) 283-4536
ACCUMULATION PERIOD
The Net Investment Factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the mortality and expense risk and distribution expense charges) in the net asset value of the Fund in which a Series is invested, since the preceding Valuation Date. The net investment factor may be greater or less than 1 depending upon the Fund's investment performance.
Crediting Accumulation Units In The Separate Account
BLIC will credit Accumulation Units to a Series upon receipt of your Purchase Payment or transfer. If payments on your behalf are not made in a timely manner or in Good Order, there may be a delay in when amounts are credited. BLIC determines the number of Accumulation Units to be credited to a Series by dividing the net amount allocated to a Series out of your Purchase Payment by the value of an Accumulation Unit in the Series next computed following receipt of the Purchase Payment or transfer.
Separate Account Accumulation Unit Current Values
The current value of Accumulation Units of a particular Series depends upon the investment experience of the Fund in which the Series invests its assets and the deduction of the separate account charge as described below. Purchase Payments and transfer requests are credited to a Participant’s Account on the basis of the Accumulation Unit value next determined after receipt of a Purchase Payment or transfer request. The value of Accumulation Units is determined each Business Day as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time). The value is calculated by multiplying the value of an Accumulation Unit in the Series on the immediately preceding Valuation Date by the net investment factor for the period since that day. The net investment factor is determined for any Business Day by dividing (i) the net asset value of a share of the Fund which is represented by such Series at the close of business on such day, plus the per share amount of any distributions made by such Fund on such day by (ii) the net asset value of a share of such Fund determined as of the close of business on the preceding Business Day and then subtracting from the result the daily factors for mortality and expense risks (.003699%) for each calendar day between the preceding Business Day and the end of the current Business Day. You bear the risk that the aggregate current value invested in the Series may at any time be less than, equal to or more than the amount that you originally allocated to the Series.
Surrender From The Separate Account
You may surrender all or a portion of the cash value of your Participant’s Account at any time prior to the Annuity Date. A surrender may result in adverse Federal income tax consequences to you including current taxation on the distribution and a penalty tax on the early withdrawal and may be restricted by the plan or Federal tax law. These consequences are discussed in more detail under “Federal Tax Considerations.” You should consult your tax adviser before making a withdrawal.
The surrender value of your Participant’s Account in the Separate Account prior to the Annuity Date is determined by multiplying the number of Accumulation Units for each Series credited to your Contract by the current value of an Accumulation Unit in the Series and subtracting any applicable surrender charges. BLIC will determine the value of the number of Accumulation Units withdrawn at the next computed Accumulation Unit value.
If you request a partial surrender from more than one Series you must specify the allocation of the partial surrender among the Series. In the absence of instructions, we will make the withdrawal from your Series on a pro rata basis. You may not make a partial surrender if the surrender would cause your interest in any Series or the General Account to have an after-surrender value of less than $200. However, if you are withdrawing the entire amount allocated to a Series these restrictions do not apply.
Payment of Surrender Amount
Payment of any amount surrendered from a Series will be made to you within seven days of the date that BLIC receives your written request.
You may submit a written withdrawal request, which must be received at the administrative office on or before the
Normal Annuity Date, that indicates that the withdrawal should be processed as of the Normal Annuity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit value calculated as of the Normal Annuity Date.
BLIC may suspend surrenders when:
•The SEC restricts trading on the NYSE or NYSE is closed for other than weekends or holidays.
•The SEC permits the suspension of withdrawals.
•The SEC determines that an emergency exists that makes disposal of portfolio securities or valuation of assets of the Funds not reasonably practicable.
We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Account Statements
You will receive a written account statement each calendar quarter in which a transaction occurs before the Annuity Date. Even if you do not engage in any transactions you will receive at least one written account statement per year. The statement shows:
•all transactions for the period being reported
•the number of Accumulation Units that are credited to your Participant’s Account in each Series
•the current Accumulation Unit value for each Series
•your Participant’s Account as of the end of the reporting period
BLIC is careful to ensure the accuracy of calculations and transfers to and within the Separate Account. However, errors may still occur. You should review your statements and confirmations of transactions carefully and promptly advise BLIC of any discrepancy. Allocations and transfers reflected in a statement will be considered final at the end of 60 days from the date of the statement.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions / Limitations
Death Benefit	Pays a minimum death benefit at least equal to the Participant’s Account value (less any amounts due)	Standard	No Charge	•Partial surrenders and loans may significantly reduce the benefit •Death benefit may differ depending on date of death
Loans	You may be able to obtain a loan from the portion of your Account value allocated to the General Account	Standard	$50 loan set-up fee 6.5% gross annual interest rate net annual interest rate will not exceed 3.5%) on outstanding loan balance
•May be available
only under
Contracts issued
to
Section 403(b)Plans
•125% of
outstanding loan
balance must be
held in the
General Account
as collateral
•Partial surrenders
and transfers may
be restricted
•Loans may
significantly
reduce cash value
of the Account
and the death
benefit
•Loans may have
negative tax
consequences

Each of these benefits are discussed more fully, as follows: the nursing home or hospital confinement waiver is discussed in the prospectus section entitled “Contract Charges – Surrender Charge”; the death benefit is discussed in the prospectus section entitled “Death Benefit”; and loans are discussed in the prospectus section entitled “Description of the Contracts – Loans – 403(b)Plans Only.”
The availability of benefits may vary by employer/organization or Plan administrator. You should reference Your Plan documents or speak with Your employer/organization or Plan administrator for the benefits available to You.

ANNUITY BENEFITS
There are two people who are involved in payments under your Annuity:
•you
•the Beneficiary
Variable Annuity Payments
The value of your Participant’s Account in each Series may be applied to provide you with Variable Annuity payments. The dollar amount of the Variable Annuity payments that you receive will reflect the investment experience of the Series, but will not be affected by adverse mortality experience which may exceed the mortality risk charge established under the Contract.
Assumed Investment Return
Unless you elect otherwise, the Assumed Investment Return is 4.25% per year. If the laws and regulations of your State allow, you may elect an Assumed Investment Return of 3.50%, 5% or 6%. The Assumed Investment Return does not bear any relationship to the actual net investment experience of the Series.
Your choice of Assumed Investment Return affects the pattern of your Annuity payments. Your Annuity payments will vary from the Assumed Investment Return depending on whether the investment experience of the Series in which you have an interest is better or worse than the Assumed Investment Return. The higher your Assumed Investment Return, the higher your first Annuity payment will be. Your next payments will only increase in proportion to the amount by which the investment experience of your chosen Series exceeds the Assumed Investment Return and Separate Account charges. Likewise, your payments will decrease if the investment experience of your chosen Series is less than the Assumed Investment Return and Separate Account charges. A lower Assumed Investment Return will result in a lower initial Annuity payment, but subsequent Annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Series. Conversely, a higher Assumed Investment Return would result in a higher initial payment than a lower Assumed Investment Return, but later payments will rise more slowly or fall more rapidly.
Election of Annuity Date and form of Annuity
You choose the Annuity Date and the form of Annuity payment, subject to the requirements of the Internal Revenue Code (“Code”).
If your Contract is a Qualified Contract, you must take distributions during your life in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Tax Considerations.”) Under certain circumstances, you may satisfy those requirements by electing an Annuity payment option. Upon your death, if Annuity payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with applicable tax law. In some cases, those tax laws may require that any remaining payments after your death be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
Election of Annuity Date
If you do not choose an Annuity Date at least thirty-one days before Annuitization, your Normal Annuity Date automatically will be the later of:
•the month in which you attain age 75, or
•the date you are required to take a distribution under the terms of the Plan to which the Contract was issued.
You may select an optional Annuity Date that is earlier than the Normal Annuity Date described above. This Annuity Date may be the first day of any month before the Normal Annuity Date.
Please note that Qualified Contracts may require a different Normal Annuity Date and may prohibit the selection of certain optional Annuity Dates.
Form of Annuity
Currently, BLIC provides you with five forms of Annuity payments, subject to applicable Code distribution requirements and other tax law. Each Annuity payment option, except Option 5, is available on both a Fixed Annuity payment and Variable Annuity payment basis. Option 5 is available on a Fixed Annuity payment basis only.
Option 1 — Life Annuity
You receive Annuity payments monthly during your lifetime. These payments stop with the last payment due before your death. Because BLIC does not guarantee a minimum number of payments under this arrangement, this option offers the maximum level of monthly payments, involving a life contingency.
Option 2 — Life Annuity with 120, 180,
or 240 Monthly Payments Certain
You receive a guaranteed minimum number of monthly Annuity payments during your lifetime. In addition, BLIC guarantees that your Beneficiary will receive monthly payments for the remainder of the period certain, if you die during that period.
Option 3 — Installment Refund Life Annuity
An Annuity payable monthly during the lifetime of an individual. You receive a guaranteed minimum number of monthly payments which are equal to the amount of your Participant’s Account allocated to this option divided by the first monthly payment. If you die before receiving the minimum number of payments, the remaining payments will be made to your Beneficiary.
Option 4 — Joint and Last Survivor Life Annuity
You receive Annuity payments monthly during the lifetime of you and another payee (the joint payee) and payments are made during the lifetime of the survivor of the two of you. BLIC stops making payments with the last payment before the death of the last surviving payee. BLIC does not guarantee a minimum number of payments under this arrangement. For example, you or the other payee might receive only one Annuity payment if both of you die before the second Annuity payment. The election of this option is ineffective if either of you dies before Annuitization. In that case, the survivor becomes the sole payee, and BLIC does not pay death proceeds because of the death of the other payee.
Option 5 — Payments for a Designated Period
(Fixed Annuity Only)
BLIC makes Annuity payments monthly to you or to the Beneficiary at your death, for a selected number of years ranging from five to thirty. The amount of each payment will be based on an interest rate determined by BLIC that will not be less than an assumed rate of return of 3.50% per year. You may not commute Fixed Annuity payments to a lump sum under this option. If your Contract is a Qualified Contract, this option may not always satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Due to underwriting, administrative or Code considerations, there may be limitations on payments to the survivor under Option 4 and/or the duration of the guarantee period under Options 2 and 5.
If you do not choose a form of Annuity payment, Option 2, a life annuity with a guaranteed minimum of 120 monthly payments, will automatically be applied under the Contract. You may make changes in the optional form of Annuity payment at any time until 31 days before the Annuity date.
The first year’s Annuity payment described in Options 1 – 4 is calculated on the basis of:
•the mortality table specified in the Contract,
•the age, and where permitted, the sex of the Annuitant,
•the type of Annuity payment option selected, and
•the assumed investment return selected.
The amount of any Annuity payments will depend on the amount applied to purchase the Annuity and the applicable annuity rates. Additionally, your Annuity payments will depend on your choices. For lifetime options, the age of the Annuitant will also be considered. For example, if you select an Annuity Option that guarantees payments for your lifetime and your spouse’s lifetime, your payments will be lower than if you selected an Annuity Option with payments over only your lifetime. Annuity Options that guarantee that payments will be made for a certain number of years regardless of whether you are alive (such as a Life Annuity with 120, 180, or 240 Monthly Payments Certain and Installment Life Refund Annuity) result in payments smaller than with Annuity Options without such guarantee (such as Life Annuity and Joint and Last Survivor Life Annuity). In addition, to the extent the Annuity Option has a guarantee period, choosing a shorter guarantee period will result in each payment being larger.
If you were issued a certificate before state law mandated unisex annuity rates (if applicable in your state) and that certificate had annuity rates that took the annuitant’s sex into account, the annuity rates we use for that certificate will not be less than the guaranteed rates in the certificate when it was issued.
The Fixed Annuity payments described in Option 5 are calculated on the basis of:
•the number of years in the payment period, and
•the interest rate guaranteed with respect to the option.

Fixed Annuities are funded through the General Account of BLIC.
Frequency of Payment
Your payments under all options will be made on a monthly basis unless you and BLIC have agreed to a different arrangement (choosing less frequent payments will result in each payment being larger).
Payments from each Series must be at least $50. If a payment from a Series will be less than $50, BLIC has the right to decrease the frequency of payments so that each payment from a Series will be at least $50.
Level Payments Varying Annually
Your Variable Annuity payments are determined yearly rather than monthly. As a result, you will receive a uniform monthly Annuity payment for each Annuity year. The level of payments for each year is based on the investment performance of the Series up to the Valuation Date as of which the payments are determined for the year. As a result, the amounts of the Annuity payments will vary with the investment performance of the Series from year to year rather than from month to month. Your monthly Variable Annuity payments for the first year will be calculated on the last Valuation Date of the second calendar week before the Annuity date. The amount of your monthly Variable Annuity payments will be calculated using a formula described in the Contract. On each anniversary of the Annuity date, BLIC will determine the total monthly payments for the year then beginning. These payments will be determined by multiplying the number of Annuity units in each Series from which payments are to be made by the annuity unit value of that Series for the valuation period in which the first payment for that period is due.
After calculating the amount due to you, BLIC transfers the amount of the year’s Variable Annuity payments to a General Account at the beginning of the year. Although the amount in the Separate Account is credited to you and transferred to the General Account, you do not have any property rights in this amount. You do have a contractual right to receive your Annuity payments.
The monthly Annuity payments for the year are made from the General Account with interest using the standard assumed investment return of 4.25% or the Assumed Investment Return that you selected. As a result, BLIC will experience profits or losses on the amounts placed in the General Account in providing level monthly payments to you during the year that meet the Assumed Investment
Return that you selected. For example, if the net investment income and gains in the General Account are lower than the Assumed Investment Return selected, BLIC will experience a loss.
You will not benefit from any increases or be disadvantaged from any decreases in any Annuity Unit Values during the year because the Annuity payments for that year are set at the beginning of the year. These increases and decreases will be reflected in the calculation of Annuity payments for the following year.
Annuity Unit Values
This is how BLIC calculates the Annuity Unit Value for each Series:
•First, BLIC determines the change in investment experience (including any investment-related charge) for the underlying Fund from the previous trading day to the current trading day.
•Next, it subtracts the daily equivalent of your insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated.
•Then, it divides the result by the quantity of one plus the weekly equivalent of your Assumed Investment Return.
•Finally, the previous Annuity Unit Value is multiplied by this result.
DEATH BENEFITS
Death before the Annuity Date
If you die before the Annuity Date, your Beneficiary(ies) will receive a death benefit that is equal to the Participant’s Account. For example, if you are age 65 or older at the time of your death and your Participant’s Account value at the time the death benefit is determined equals $100,000, the death benefit will equal $100,000.
If you are younger than age 65 at the time of your death, your Beneficiary(ies) will be entitled to receive a lump sum settlement equal to the greater of:
•your Purchase Payments less partial withdrawals or amounts already applied to Annuity payments (including any applicable surrender charge); or
•your Participant’s Account.

For example, if you are younger than age 65 at the time of your death, and at the time the death benefit is determined (a) your Purchase Payments less partial withdrawals or amounts already applied to Annuity payments (including any applicable surrender charge) are equal to $110,000 and (b) your Participant’s Account is equal to $100,000, the death benefit will equal $110,000.
Your Beneficiary(ies) receive the death benefit as either:
1) A lump sum that must be made within five (5) years of your death; or
2) Annuity income under Annuity Income Options One, Two or Five (described in Article 7 of the Contract), subject to applicable Code distribution requirements and other tax law.
If your Beneficiary(ies) chooses one of the Annuity income options:
•Payments must begin within one year of your death. However, if your spouse is the sole designated beneficiary under a Qualified Contract, your spouse may delay commencement of payments to the date that you would have been required to begin taking distributions under federal tax law. (See “Federal Tax Considerations” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts.)
•The guaranteed period under Option Two or the designated period under Option Five may not be longer than permitted by applicable Code distribution requirements and other tax law.
•The Participant’s Account on the date of the first Annuity payment will be used to determine the amount of the death benefit.
The death benefit will be determined when BLIC receives both due proof of death and an election for the payment method. Note that if BLIC is notified of your death before any requested transaction is completed (including transactions under a dollar cost averaging or reallocation program), we will cancel the request.
If your spouse is your sole Beneficiary under an IRA, he or she may choose to succeed to your rights as Participant rather than to take the death benefit.
All Contract provisions will be interpreted and administered in accordance with the requirements of the Code.
If you have more than one Beneficiary living at the time of your death, each will share the proceeds of the death benefit equally unless you elect otherwise.
Until the Beneficiary (or the first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, the account balance attributable to his/her portion of the death benefit remains in the Funds and is subject to investment risk.
If you outlive all of your Beneficiaries, the death benefit will be paid to your estate in a lump sum. No Beneficiary shall have the right to assign or transfer any future payments under the Options, except as provided in the election or by law.
You will also be considered to have outlived your Beneficiary(ies) in the following situations:
•Your Beneficiary(ies) and you die at the same time.
•Your Beneficiary(ies) dies within 15 days of your death and proof of your death is received by BLIC before the date due.
Proof of death includes a certified death certificate, or attending physician’s statement, a decree of a court of competent jurisdiction as to the finding of death, or other documents that BLIC agrees to accept as proof of death.
Death after the Annuity Date
If the Annuitant dies on or after the Annuity Date, the amounts payable to the Beneficiary(ies) or other properly designated payees will consist of any continuing payments under the Annuity Payment option in effect, subject to applicable Code distribution requirements and other tax law. In this case, the Beneficiary will:
•have all the remaining rights and powers under a Contract, and
•be subject to all the terms and conditions of the Contract.
In the case of a Qualified Contract, applicable tax law may require that any remaining payments after the Annuitant’s death be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If none of your Beneficiaries survive the Annuitant, the value of any remaining payments certain on the death of Annuitant, calculated on the basis of the assumed investment return that you previously chose, will be paid in a lump sum to the Annuitant’s estate unless other provisions have been made and approved by BLIC. This value is calculated on the next day of payment following receipt of due proof of death.
Unless otherwise restricted, a Beneficiary receiving variable payments under Option Two or Three may elect at any time to receive the present value of the remaining number of Annuity payments certain in a lump sum payment after the death of an Annuitant. The present value of the remaining Annuity payments will be calculated on the basis of the assumed investment return previously selected. This lump sum payment election is not available to a Beneficiary receiving Fixed Annuity payments.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare non-ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the last day on which annuity payments may begin under the Contract), the date the death benefit is due and payable, or such other date as required by state law. Contracts purchased through certain qualified plans, including IRAs and Roth IRAs, may be subject to special or additional abandoned property rules under state law. For example, if the payment of a death benefit has been triggered, but, after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact us to make such changes.
FEDERAL TAX CONSIDERATIONS
Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (“Code”) and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, you should always consult a tax adviser for complete information and advice applicable to your individual situation.
We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the portfolios to foreign jurisdictions.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult your tax adviser about your particular situation.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle you to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give you a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
For income annuities established as “pay-outs” of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, you generally pay income taxes on the full amount of money you receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59 1∕2
A taxable withdrawal from a Qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59 1∕2, unless an exception described below applies. The penalty rate is 25% for SIMPLE IRA plan Contracts if the withdrawal occurs within the first 2 years of your participation in the plan.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a) on account of your death or disability,
(b) as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of you and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) you are separated from employment,
(c) on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(d) pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs).
(e) to pay IRS levies (and made after December 31, 1999),
(f) to pay deductible medical expenses, or
(g) in the case of IRAs only, to pay for medical insurance (if you are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). You should consult your tax adviser to confirm whether an exception applies.
If you receive systematic payments or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59 1∕2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include, but are not limited to, additional purchase payments to the Contract (including tax-free transfers or rollovers and additional withdrawals from the Contract.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., you may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, you may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.
You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. Rollovers from another qualified plan can generally be made to your SIMPLE IRA after you have participated in the SIMPLE IRA for at least two years.
Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.
Federal income tax law allows you to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. Generally, this limit does not apply to trustee-to-trustee transfers between IRAs. Because the rollover rules are complex, please consult with your tax adviser before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a) minimum distribution requirements,
(b) financial hardship, or
(c) for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if you directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, you may be able to avoid withholding on a transfer into this Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a Qualified Contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (“RMD”) amounts are required to be distributed from a Qualified Contract following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after their death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or a period not exceeding life expectancy, to certain categories of eligible designed beneficiary.
Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained the Applicable Age (as defined in the chart below), if your Contract permits.
If you die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your IRA, then your surviving spouse may elect to treat the IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary must generally be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the Contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.

Applicable Age for Required Minimum Distributions (RMD)
As used in the prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is..
When born on or before June 30, 1949	70 1∕2
When born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73*
Attain age 74 on or after January 1, 2033	75*
*If you were born in 1959, you should consult your tax adviser regarding your “Applicable Age,” because it is not clear under the SECURE 2.0 Act whether you Applicable Age is age 73 or age 75.
Required Minimum Distributions
Generally, you must begin receiving RMD amounts from your Qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Beginning Date” is April 1 following the later of:
(a) the calendar year in which you reach the Applicable Age, or
(b) the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain the Applicable Age, even if you have not retired, taking your first distribution no later than April 1 of the year after you reach the Applicable Age.
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions you fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.
Complex rules apply to the calculation of these withdrawals.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of annuity payments that are payable over the joint lives of you and a beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of annuity payments. You should consult your own tax adviser as to how these rules affect your own Contract.
Additional Information Regarding TSA (ERISA and non-ERISA) 403(b)
Special Rules Regarding Exchanges
In order to satisfy tax regulations, contract exchanges within a 403(b) plan must, at a minimum, meet the following requirements: (1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant’s or a beneficiary’s accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.
Withdrawals
If you are under age 59 1∕2, you generally cannot withdraw money from your TSA Contract unless the withdrawal:
1. Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;
2. Is exchanged to another permissible investment under your 403(b) plan;
3. Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;
4. Occurs after you die, leave your job or become disabled (as defined by the Code);
5. Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
6. Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
7. Relates to rollover or after-tax contributions; or
8. Is for the purchase of permissive service credit under a governmental defined benefit plan.
In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant’s severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability. Additional details and other special rules or exceptions may apply under the Code and your TSA. You should consult with your tax adviser before making a withdrawal from your Contract.
Additional Information Regarding IRAs
Purchase Payments
Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple’s compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional “catch-up” contributions if they have sufficient compensation. If you or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If you exceed purchase payment limits you may be subject to a tax penalty.
Withdrawals
If and to the extent that Traditional IRA purchase payments are made on an “after tax” basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%. A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico Registered Investment Company (RIC), fixed or variable annuities issued by a domestic insurance company or by a foreign insurance company that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year. The above-described distributions that exceed the amount of $35,000 during a taxable year (amount which includes the annual exclusion of $15,000) for retirees that are 60 years old or older, and $31,000 (amount which includes the annual exclusion of $11,000) for other retirees plus the recovery of the consideration paid for the annuity following the 3% recognition of income rule described above, will generally constitute ordinary income subject to a 10% withholding tax.
Upon the occurrence of a “Declared Disaster,” like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
In contrast, if qualified retirement income, as defined in 4 U.S.C. Section 114(a), is distributed by a dual qualified plan (i.e., a plan qualified under Code Section 401 and under Section 1081.01 of the 2011 PR Code that is funded through a U.S. trust) to a non-Puerto Rico resident, such distribution is not subject to Puerto Rico income tax. The individual must not be a Puerto Rico resident at the time of the distribution and certain requirements must be satisfied by him/her for the distribution to receive this tax treatment.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution if you are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Transaction Processing Errors (Slippage/Breakage)
Transaction processing errors may occur with respect to ERISA employee pension plans, and the correction of these errors may result in a gain or loss. If the correction of a processing error arising from an error made by BLIC results in a loss to your Plan or its Participants, BLIC will absorb the loss. If the correction of a processing error arising from an error made by BLIC results in any gain, BLIC will net any such gain against any losses absorbed by BLIC as part of implementing the correction and retain any resulting net gain as a component of its compensation for transaction processing services, including its understanding to make Plan and Participant Accounts whole for losses resulting from BLIC’s processing errors. The Plan will retain gains and absorb losses resulting from processing errors arising from your Plan’s error. Please note that most investment instructions are processed on an “omnibus” or aggregate basis and because of this, whether a shortfall or overage is attributable to a particular plan may not be able to be determined.
Float
Float income is indirect compensation and part of the total compensation that the issuing insurance company, including BLIC, receives and will be used to offset its administrative costs. If the Plan’s assets pass through a bank account that provides credits or bears interest, credits and/or accrued interest are used to defray aggregate expenses for the maintenance of bank accounts. Credits and/or interest accrue from the use of (i) uninvested contributions received too late in the day or not received in good order to be invested same-day, and (ii) proceeds from investment option redemptions where Plan distribution checks have not been presented for payment by Participants. Credits and/or interest (i) begin to accrue on contributions, on the date such amounts are deposited into the bank account and end on the date such amounts are invested pursuant to Participant or Plan representative instructions, and (ii) begin to accrue on distributions on the date the check is written or on the wire date, as applicable, and end on the date the check is presented for payment or when the wire clears against the account, as applicable. Assuming the receipt of accurate payroll information, uninvested contributions are typically invested on the same day. Uninvested contributions received late in the day are invested within 24 hours. However, the amount of float may increase in circumstances where contributions are received without appropriate investment instructions. We follow SEC guidelines with respect to such contributions that are “not in good order” and deposit. Should we timely receive good order instructions, contributions are invested within 24 hours of their receipt. Credits and/or interest are earned at the rate the bank provides from time to time.

Distributions are generally paid, by check or wire, within 24 hours of receipt of distribution instructions in good order.
VOTING RIGHTS
As the owner of the Separate Account, BLIC is the legal owner of the shares of the Funds. Based upon BLIC’s current view of applicable law, we will vote shares of the Funds (which are deemed attributable to the Contracts) based on instructions received from those having voting interests under the Contract concerning Fund shares and who are entitled to vote on Fund proposals at all regular and special shareholders meetings. The persons who have voting interests under a particular plan may include the plan administrator or the Participant if voting is passed through to such individuals. Your plan administrator can provide you with information in this regard. BLIC will vote all shares of the underlying Funds as directed. BLIC will send to those with voting interests, at a last known address, all proxy materials and written requests for instructions on how to vote those shares. When BLIC receives these instructions, it will vote all of the shares in proportion to the instructions. If BLIC does not receive voting instructions, from a recipient, it will vote their interest in the same proportion as represented by the votes it has received. The effect of this proportional voting is that a small number of those with voting interests may control the outcome of a vote. If BLIC determines that it is permitted to vote the shares in its own right due to changes in the law or in the interpretation of the law it may do so.
BLIC is under no duty to inquire into voting instructions or into the authority of the person issuing such instructions. All instructions will be valid unless BLIC has actual knowledge that they are not.
When Annuity payments begin, the Annuitant will have all voting rights in regard to Fund shares.
There are certain circumstances under which BLIC may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report.
The number of votes that each person having the right to vote receives is determined on a record date that is set no more than 90 days before the meeting. Voting instructions will be requested at least 10 days before the meeting. Only Owners or Annuitants on the record date may vote.
The number of shares to which you are entitled to vote is calculated by dividing the portion of your Participant’s
Account allocated to that Fund on the record date by the net asset value of a Fund share on the same date.
LEGAL PROCEEDINGS
BLIC, like other life insurance companies, is involved on occasion in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. BLIC does not believe any such litigation or proceedings will have a material adverse effect upon the Separate Account or upon the ability of Distributor to perform its contract with the Separate Account or of BLIC to meet its obligations under the contracts.
FINANCIAL STATEMENTS
The financial statements for the Company and for the Separate Account are located in the Statement of Additional Information.

APPENDIX A
Funds Available Under the Contract
The following is a list of Funds under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF189 for Flexible Bonus, https://dfinview.com/BHF/TAHD/BHF190 for Retirement Companion, and https://dfinview.com/BHF/TAHD/BHF191 for Smart Choice. You can also request this information at no cost by calling (800) 343-8496 or sending an email request to rcg@brighthousefinancial.com. Availability of Funds may vary by employer/organization or Plan administrator. You should reference Your Plan documents or speak with Your employer/organization or Plan administrator for the Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 2# Capital Research and Management CompanySM	0.91%	-29.55%	2.79%	6.84%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	-16.50%	7.83%	11.54%
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC	0.83%	-12.90%	4.71%	9.06%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.81%	-35.04%	4.47%	10.10%
Seeks capital appreciation.	MFS® Research International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.64%	-17.30%	3.08%	5.02%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Morgan Stanley Investment Management Inc.	0.65%	-62.47%	5.73%	8.62%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Pacific Investment Management Company LLC	0.49%	-14.34%	0.04%	1.07%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.53%	-4.89%	7.42%	11.12%
Seeks a competitive total return primarily from investing in fixed- income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.63%	-37.61%	7.68%	11.66%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Artisan Partners Limited Partnership	0.76%	-12.62%	4.82%	8.29%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.27%	-13.09%	-0.18%	0.82%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.29%	-13.26%	6.45%	10.51%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.38%	-14.47%	1.40%	4.39%
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.31%	-20.23%	4.09%	9.00%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.60%	-9.63%	5.19%	7.39%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.57%	-40.46%	4.93%	11.29%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.50%	-22.15%	6.11%	11.35%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Western Asset Management Company LLC	0.55%	-16.66%	0.18%	2.19%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	DWS CROCI® International VIP — Class A# DWS Investment Management Americas, Inc.	0.86%	-13.19%	0.29%	2.25%
Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.	Asset Manager Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.60%	-14.94%	3.75%	5.66%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.60%	-26.31%	8.66%	11.43%
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Government Money Market Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.24%	1.44%	1.08%	0.64%
Seeks to achieve capital appreciation.	Growth Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.61%	-24.46%	12.42%	14.81%
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Index 500 Portfolio — Initial Class†† Fidelity Management & Research Company LLC Subadviser:Geode Capital Management, LLC	0.10%	-18.21%	9.30%	12.45%
Seeks long-term growth of capital.	Overseas Portfolio — Initial Class Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, FMR Japan, FIA, FIA(UK), and FIJ	0.77%	-24.48%	2.61%	5.74%
Seeks long-term capital growth through investments in stocks.	T. Rowe Price Growth Stock Fund, Inc. T. Rowe Price Associates, Inc.	0.67%	-40.14%	4.96%	11.23%
Seeks long-term capital appreciation.	Alger Small Cap Growth Portfolio — Class I-2 Fred Alger Management, LLC	1.00%	-38.01%	5.01%	8.58%
#
Certain Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Funds' prospectuses for additional information regarding these arrangements.
††
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.

The statement of additional information (“SAI”) dated May 1, 2023 includes additional information about the Separate Account. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Contract or make investor inquiries, call us at (800) 343-8496.
Reports and other information about the Separate Account are available on the SEC’s website at https://www.sec.gov/, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000151828

Statement of Additional Information
Brighthouse Separate Account A
Group Flexible Payment Fixed and Variable
Annuity Contracts
Brighthouse Life Insurance Company
May 1, 2023
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 2023. A copy of the Group Flexible Payment Fixed and Variable Annuity Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, 1225 North Community House Road, Charlotte, NC 28277, or by calling (800) 283-4536. by visiting https://dfinview.com/BHF/TAHD/BHF189 for Flexible Bonus (228), https://dfinview.com/BHF/TAHD/BHF190 for Retirement Companion (328) and https://dfinview.com/BHF/TAHD/BHF191 for Smart Choice or by accessing the Securities and Exchange Commission's website at http://www.sec.gov/.
The SAI contains information in addition to the information described in the Prospectus for the Group Flexible Payment Fixed and Variable Annuity Contract (the “Contract”) offered by Brighthouse Life Insurance Company (“we, ”our“, or the ”Company“).The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
This Statement of Additional Information is dated May 1, 2023.
Book 702 SAI

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THE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006.
MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
THE SEPARATE ACCOUNT
We have established a Separate Account, Brighthouse Separate Account A (the “Separate Account”), to hold the assets that underlie the contracts. The Board of Directors of our predecessor, MetLife Investors USA Insurance Company (MLI USA), adopted a resolution to establish the Separate Account under Delaware insurance law on May 29, 1980. We have registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.
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SERVICES
BLIC maintains certain books and records of Brighthouse Variable Annuity Account C (the “Separate Account”) and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and record keeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid to Computer Sciences Corporation for the period January 1, 2020 through December 31, 2020 was $5,297,734, for the period January 1, 2021 through December 31, 2021 was $4,883,552 and for the period January 1, 2022 through December 31, 2022 was $5,092,107.
SURRENDER CHARGES
Subject to the individual’s retirement plan requirements, all or a portion of the Participant’s account may be surrendered at any time prior to the annuity date. Unless a certificate has been in effect for more than nine full calendar years after the Certificate Date, a surrender charge (contingent deferred sales charge) will be deducted in the event the Participant requests a full or partial surrender from the Separate Account. The charge is based on a percentage of the amount surrendered. For 403(b) Plans only, no surrender charge will be applied for that part of the first surrender from the Separate Account in a calendar year that does not exceed 10% of the value of the Participant’s Account. The surrender charge amounts to 7% for surrenders attributable to purchase payments received within 60 months prior to the date of the surrender. In no event will the sum of these surrender charges and the distribution expense charge exceed 9% of the purchase payments.
NET INVESTMENT FACTOR
The Separate Account net investment factor is an index of the percentage change (adjusted for distributions by the Fund and the deduction of the actuarial risk fee) in the net asset value of each Fund in which the Series in invested, since the preceding Business Day. The Separate Account net investment factor for each Series of Accumulation Units is determined for any Business Day by dividing (i) the net asset value of a share of the Fund which is represented by such Series at the close of business on such day, plus the per share amount of any distributions made by such Fund on such day by (ii) the net asset value of a share of such Fund determined as of the close of business on the preceding Business Day and then subtracting from the result the daily factors for mortality and expense risks (.003699%) for each calendar day between the preceding Business Day and the end of the current Business Day.
ANNUITY PAYMENTS
Basis of Variable Benefits
The Variable Annuity benefits rates used in determining Annuity Payments under the Contracts are based on actuarial assumptions, reflected in tables in the Contracts, as to the expected mortality and adjusted age and the form of Annuity selected. The mortality basis for these tables is Annuity 2000 Mortality Table, projected to the year 2020 on Projection Scale G, with interest at 4.25% for all functions involving life contingencies and the portion of any period certain beyond 10 years, and 3.25% for the first 10 years of any certain period. Adjusted age in those tables means actual age to the nearest birthday at the time the first payment is due, adjusted according to the following table:
Year of Birth Before 1945	Age Adjustment Actual Age
1946 - 1965	Age minus 1 Year
1966 - 1985	Age minus 2 Years
1986 - 2005	Age minus 3 Years
Determination of Amount of Monthly Variable Annuity Payments for First Year
The Separate Account value used to establish the monthly variable annuity payment for the first year consists of the value of accumulation units of each Series of the Separate Account credited to a Participant on the last valuation date of the second calendar week before the annuity date. The Contract contains tables showing monthly payment factors and annuity premium rates per $1,000 of Separate Account value to be applied under Options 1 through 4.
At the beginning of the first payment year, an amount is transferred from the Separate Account to BLIC’s General Account and level monthly annuity payments for the year are made out of the General Account. The amount to be transferred is determined by multiplying the annuity premium rate per $1,000 set forth in the Contract tables by the number of thousands of dollars of Separate Account value credited to a Participant. The level monthly payment
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for the first payment year is then determined by multiplying the amount transferred (the “Annuity Premium”) by the monthly payment factor in the same table. In the event the Contract involved has Separate Account accumulation units in more than one Series, the total monthly annuity payment for the first year is the sum of the monthly annuity payments, determined in the same manner as above, for each Series.
At the time the first year’s monthly payments are determined, a number of annuity units for each Separate Account Series is also established for the annuitant by dividing the first year monthly payment from that series by the Separate Account annuity unit values for the series on the last valuation date of the second calendar week before the first annuity payment is due. The number of annuity units remains fixed during the annuity period unless annuity units are converted to or from another series.
Determination of Amount of Monthly Variable Annuity Payments for Second and Subsequent Years
As of each anniversary of the annuity date, BLIC will determine the amount of the monthly variable annuity payments for the year then beginning. Separate determinations will be made for each Separate Account Series in which the annuitant has annuity units, with the total annuity payment being the sum of the payments derived from the Series. The amount of monthly payments for any Separate Account Series for any year after the first will be determined by multiplying the number of annuity units for that Series by the annuity unit value for that Series for the valuation period in which the first payment for the year is due. It will be BLIC’s practice to mail variable annuity payments no later than seven days after the last day of the valuation period upon which they are based or the monthly anniversary thereof.
The objective of a variable annuity contract is to provide level payments during periods when the economy is relatively stable and to reflect as increased payments only the excess of investment results flowing from inflation or an increase in productivity. The achievement of this objective will depend, in part, upon the validity of the assumption that the net investment return of the Separate Account equals the assumed investment return during periods of stable prices. Subsequent years’ payments will be smaller than, equal to or greater than the first year’s payments depending on whether the actual net investment return for the Separate Account is smaller than equal to or greater than the Assumed Investment Return.
Annuity Unit Value
The initial value of an Annuity Unit is $5 for each Series for the first Valuation Period as of which the first Variable Annuity Payment from such Series is made. The value of an Annuity Unit for each Series on any later date is determined by multiplying the value of an Annuity Unit at the end of the preceding Valuation Period by the “Annuity change factor” for the second preceding Valuation Period. The Annuity change factor is an adjusted measurement of the investment performance of the Fund since the end of the preceding Valuation Period. The Annuity change factor is determined by dividing the value of an Accumulation Unit at the end of the Valuation Period by the value of an Accumulation Unit at the end of the preceding Valuation Period and multiplying the result by a neutralization factor.
Variable Annuity Payments for each year after the first reflect variations in the investment performance of the Separate Account above and below an Assumed Investment Return. This assumed investment rate is included for purposes of actuarial computations and does not relate to the actual investment performance of the underlying Fund. Therefore, the Assumed Investment Return must be “neutralized” in computing the Annuity change factor. For weekly Valuation Periods and a 4.25% Assumed Investment Return, the neutralization factor is 0.9991999.
UNDERWRITERS, DISTRUBITION OF THE CONTRACTS
Information about the distribution of the Contracts is contained in the prospectus. (See “Principal Underwriter.”) Additional information is provided below.
The Contracts are not currently offered for sale. However, new Participants may be added under existing Contracts and, where applicable, we will continue to issue Certificates to new Participants.
Brighthouse Securities, LLC (Distributor) serves as principal underwriter for the Contracts. Distributor and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc. Distributor’s home office is located at 11225 North Community House Road, Charlotte, NC 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and
5

is a member of the Financial Industry Regulatory Authority (FINRA). Distributor has entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter.
Fiscal year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2022	$666,009,009	$0
2021	$795,080,241	$0
2020	$651,736,999	$0
Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.
LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
CALCULATION OF PERFORMANCE
Average annual total return was computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
  P(1+T)(n) = ERV
Where:
  P = a hypothetical initial payment of $1,000
  T = average annual total return
  n = number of years
  ERV =
ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods (or fractional portion thereof).
The computation of average annual total returns does take into consideration recurring charges and any non-recurring charges applicable to a Contract which is surrendered in full at the end of the stated holding period.
In addition, certain Fund performance may be shown for the period commencing from the inception date of the Fund. These figures should not be interpreted to reflect actual historical performance of the Separate Account.
We may, from time to time, include in our advertising and sales materials, performance information for Funds or Series related to the Funds and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain Contract charges. We may also include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.
VOTING RIGHTS
As the owner of the Separate Account, BLIC is the legal owner of the shares of the Funds. Based upon BLIC’s current view of applicable law, we will vote shares of the Funds (which are deemed attributable to the Contracts) based on instructions received from those having voting interests under the Contract concerning Fund shares and who are entitled to vote on Fund proposals at all regular and special shareholders meetings. The persons who have voting interests under a particular plan may include the plan administrator or the Participant if voting is passed through to such individuals. Your plan administrator can provide you with information in this regard. BLIC will vote all shares of the underlying Funds as directed. BLIC will send to those with voting interests, at a last known address, all periodic reports, proxy materials and written requests for instructions on how to vote those shares. When BLIC receives these instructions, it will vote of the shares in
6

proportion to the instructions. If BLIC does not receive voting instructions, from a recipient, it will vote their interest in the same proportion as represented by the votes it has received. The effect of this proportional voting is that a small number of those with voting interests may control the outcome of the vote. If BLIC determines that it is permitted to vote the shares in its own right due to changes in the law or in the interpretation of the law it may do so.
BLIC is under no duty to inquire into voting instructions or into the authority of the person issuing such instructions. All instructions will be valid unless BLIC has actual knowledge that they are not.
When Annuity payments begin, the Annuitant will have all voting rights in regard to Fund shares.
There are certain circumstances under which BLIC may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report.
The number of votes that each person having the right to vote receives is determined on a record date that is set no more than 90 days before the meeting. Voting instructions will be requested at least 30 days before the meeting. Only Owners or Annuitants on the record date may vote.
The number of shares to which a Participant is entitled to vote is calculated by dividing the portion of his or her Participant’s Account allocated to that Fund on the record date by the net asset value of a Fund share on the same date.
SAFEKEEPING OF SECURITIES
Custody of all assets of the Separate Account are held by BLIC. The assets of each Separate Account Series will be kept physically segregated by BLIC and held separate from the assets of any other firm, person, or corporation. Additional protection for the assets of the Separate Account is afforded by fidelity bonds covering all of BLIC’s officers and employees.
SERVICING AGENT
Administrative services agreements have been entered into between BLIC and each of MetLife Group, Inc. and Metropolitan Life Insurance Company under which the latter have agreed to perform certain of the personnel and administrative services relating to the Contracts and for the
Separate Account. BLIC has paid fees to MetLife Group and Metropolitan Life Insurance Company for these services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Sub-Accounts of Brighthouse Separate Account A, and the financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
ADDITIONAL FEDERAL TAX CONSIDERATIONS
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs or Roth IRAs, they are established by an employer for participation of its employees.
IRA
A traditional IRA is established by an individual under Section 408(a) or 408(b) of the Code.
SIMPLE
Established by a for-profit employer with 100 or fewer employees that does not maintain another retirement plan. A SIMPLE IRA, established under section 408(p) of the Code, is based on IRA accounts for each participant.
SEP
7

Established by a for-profit employer under Section 408(k) of the Code, based on IRA accounts for each participant. Generally, only employer contributions. If the SEP IRA permits non-SEP contributions, an employee can make regular IRA contributions (including IRA catch up contributions) to the SEP IRA, up to the maximum annual limit.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
403(b) Tax Sheltered Annuity (“TSA”)
Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.
457(b) - Governmental Sponsor
Established by state and local governments, public schools (K-12), public colleges and universities.
457(b) - Non-Governmental Sponsor
Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to Federal income tax withholding as wages.
Additional Information Regarding 457(b) Plans
A 457(b) plan may provide a one-time election to make special one-time “catch-up” contributions in one or more of the participant’s last three taxable years ending before the participant’s normal retirement age under the plan. Participants in governmental 457(b) plans may make two types of catch up contributions, the age 50 or older catch-up and the special one-time catch-up contribution. However, both catch up contribution types cannot be made in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.
403(a) Annuity Plans
Similar in structure to 401(a) plans except that, instead of trusts, annuity contracts are the funding vehicle.
Comparison of Plan Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up contribution
IRA	$6,500	$1,000
SIMPLE	$15,500	$3,500
401 (k)	$22,500	$7,500
SEP/401 (a)	(Employer contributions only)
403 (b) (TSA)	$22,500	$7,500
457 (b)	$22,500	$7,500
Dollar limits are for 2023 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that total annual plan contributions do not exceed the lesser of $66,000 and 100% of an employee’s compensation for 2023.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever you:
(a)
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
(b)
Make certain withdrawals under plans for which a qualified consent is required;
(c)
Name someone other than the spouse as your beneficiary; or
(d)
Use your accrued benefit as security for a loan exceeding $5,000.
Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the
8

identity of the designated beneficiary and the form of benefit be selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distribution (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments By Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
FINANCIAL STATEMENTS
The financial statements comprising each of the Sub-Accounts of the Separate Account and the financial statements of the Company are incorporated by reference to the submission form type N-VPFS, File No. 811-03365, filed by the Separate Account with the SEC on March 24, 2023.
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The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
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PART C - OTHER INFORMATION
Item 27.
Exhibits
(a)
(i)
Certification of Restated Resolutions of the Board of Directors of MetLife Investors USA Insurance Company authorizing the establishment of the Separate Account (adopted May 18, 2004). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-54464 and 811-03365) electronically filed on July 15, 2004.

(ii)
Resolutions of the Board of Directors of MetLife Investors USA Insurance Company (including Agreement and Plan of Merger attached as Exhibit B to the resolutions) (adopted August 13, 2014). Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(iii)
Resolutions of the Board of Directors of MetLife Insurance Company of Connecticut authorizing the acceptance of the Separate Account (adopted September 17, 2014). Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.
(b)
Not Applicable.
(c)
(i) (a)
Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective November 24, 2009). Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-152199 and 811-21262) electronically filed on April 8, 2009.

(i) (b)
Amendment to Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (dated August 18, 2014). Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(i) (c)
Amendment No. 2 to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015). Incorporated herein by reference to Exhibit 3(a)(ii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778 and 811-21262, filed electronically on April 6, 2016.

(ii)
Form of Enterprise Selling Agreement 09-12 (MetLife Investors Distribution Company Sales Agreement). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 to Form N-4 (File Nos. 333-176374 and 811-03365) electronically filed on April 10, 2013.

(iii)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) electronically filed on April 12, 2017.

(iv)
Form of Brighthouse Securities, LLC Sales Agreement. Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 to Form N-4 (File Nos. 333-209053 and 811-03365) filed electronically on December 14, 2017.

(v)
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Filed herewith.)
(d)
(i)
Form 226R1 Contract. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(ii)
Form 226R1 Certificate and Riders. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(iii)
Contract Loan Endorsement. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(iv)
Loan Endorsement. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(v)
Individual Retirement Annuity Endorsement. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(vi)
Tax Sheltered Annuity Endorsement (MLIU-398-3 (12/08). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 to Form N-4 (File Nos. 333-156648 and 811-03365) electronically filed on March 22, 2011.

(vii)
MetLife Insurance Company USA 457(B) Plan Endorsement (Governmental and Tax-Exempt). (MLIU-457-2 (5/11). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 23 to Form N-4 (File Nos. 033-37128 and 811-03365) electronically filed on April 13, 2012.

(viii)
Endorsement (Name Change -- effective March 1, 2001) (MetLife Investors USA Insurance Company, formerly Security First Life Insurance Company) MI – 2023. Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-54464 and 811-03365) electronically filed on April 13, 2001.

(ix)
Merger Endorsement (effective November 14, 2014) (MetLife Investors USA Insurance Company merged into MetLife Insurance Company USA) 6-E118-14. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(x)
Brighthouse Life Insurance Company Name Change Endorsement (effective March 6, 2017) 5-E132-6. Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) electronically filed on April 12, 2017.
(e)
Form of Enrollment Form. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.
(f)
(i)
Copy of Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014). Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(ii)
Copy of the Bylaws of the Company. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos 333-200240/811-03365) electronically filed on November 17, 2014.

(iii)
Copy of Certificate of Amendment of Certificate of Incorporation of the Company (effective March 6, 2017). Incorporated herein by reference to Exhibit 8(l)(iii) to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 5, 2017.

(iv)
Copy of Amended and Restated Bylaws of the Company. Incorporated herein by reference to Exhibit 8(l)(iii) to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 5, 2017.
(g)
(i)
Amended and Restated Indemnity Retrocession Agreement Coverage effective as of October 1, 2005 between MetLife Insurance Company USA and Catalyst Re Ltd. Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-200253 and 811-03365) filed electronically on April 17, 2015.

(ii)
Notice of Final Adjusted Recapture Payment Amount in respect of the Amended and Restated Indemnity Retrocession Agreement, effective as of October 1, 2005 between MetLife Insurance Company USA and Catalyst Re Ltd. (effective July 31, 2015). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 to Form N-4 (File Nos. 333-200253 and 811-03365) filed electronically on April 15, 2016.
(h)
(i)
Participation Agreement among The Alger Portfolios, MetLife Insurance Company USA and Fred Alger & Company, Inc. effective November 17, 2014. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(ii) (a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company effective October 1, 1999 and amendments to the Participation Agreement (respectively effective May 1, 2001, December 31, 2002, April 14, 2003, October 20, 2005 and April 28, 2008.) Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 7, 2009.

(b)
Amendment dated April 30, 2010. Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 3 to Form N-4 (File Nos. 333-152194 and 811-21262) electronically filed on April 5, 2011.

(c)
Amendment No. 7 to the Participation Agreement between MetLife Insurance Company of Connecticut, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company effective November 17, 2014. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(d)
Eighth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated May 15, 2015. Incorporated herein by reference to Brighthouse Separate Account Eleven’s Post-Effective Amendment No. 26 on Form N-4 (File Nos. 333-101778 and 811-21262) filed electronically on April 6, 2016.

(e)
Ninth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated November 19, 2014. Incorporated herein by reference to Brighthouse Separate Account Eleven’s Post-Effective Amendment No. 26 on Form N-4 (File Nos. 333-101778 and 811-21262) filed electronically on April 6, 2016.

(f)
Tenth Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective March 6, 2017). Incorporated herein by reference to Brighthouse Separate Account Eleven’s Post-Effective Amendment No. 29 to Form N-4 (File Nos. 333-101778 and 811-21262) filed electronically on April 25, 2018.

(g)
Eleventh Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective 08-17-21). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.

(iii) (a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Travelers Distribution LLC, Scudder Variable Series I, Scudder Distributors, Inc. and Deutsche Asset Management effective June 5, 2003 and Amendments to the Participation Agreement (respectively effective August 1, 2003, December 12, 2003, May 3, 2004 and April 15, 2005). Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 7, 2009.

(b)
Amendment dated April 30, 2010 to the Participation Agreement dated June 5, 2003 between DWS Variable Series I, DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc. and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(g)(i) to Post-Effective Amendment No. 21 to MetLife of CT Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 5, 2011.)

(c)
Amendment to the Participation Agreement effective November 17, 2014 among MetLife Insurance Company of Connecticut, Deutsche Variable Series I, DeAWM Distributors, Inc. and Deutsche Investment Management Americas Inc. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(d)
Participation Agreement and Amendment No. 1 among Brighthouse Life Insurance Company, Deutsche Variable Series I, Deutsche Variable Series II, Deutsche Investments VIT Funds, Deutsche AM Distributors, Inc. and Deutsche Investment Management Americas, Inc. (effective 08-25-17 and 03-01-21). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.

(iv) (a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, Fidelity Distributors Corporation, VIP Fund, VIP Fund II and VIP Fund III effective May 1, 2001 and amendments to the Amended and Restated Participation Agreement (respectively effective May 1, 2003 and December 8, 2004). Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 19 to Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 7, 2009.

(b)
Summary Prospectus Agreement. Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 3 to Form N-4 (File Nos. 333-152189 and 811-21262) electronically filed on April 5, 2011.

(c)
Amendments effective November 17, 2014. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(d)
Amendments to the Participation Agreement among MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut), Fidelity Variable Insurance Products Funds and Fidelity Distributors Corporation (effective June 1, 2015, April 28, 2008, May 16, 2007 and October 1, 2005). Incorporated herein by reference to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 5, 2017.

(e)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Brighthouse Life Insurance Company (effective March 6, 2017). Incorporated herein by reference to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4 (File Nos. 333-101778 and 811-21262) electronically filed on April 25, 2018.

(f)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Company LLC (effective 03-01-21). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.

(v) (a)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution) Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. Incorporated herein by reference to The Travelers Fund ABD for Variable Annuities Post-Effective Amendment No. 14 to Form N-4 (File Nos. 033-65343 and 811-07465) electronically filed on April 6, 2006.

(b)
First Amendment dated May 1, 2009. Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-152189 and 811-21262) electronically filed on April 4, 2012.

(c)
Amendment dated April 30, 2010. Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-152189 and 811-21262) electronically filed on April 4, 2012.

(d)
Amendment effective November 17, 2014. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(vi) (a)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut dated August 31, 2007. Incorporated herein by reference to MetLife of CT Separate Account Nine for Variable Annuities Post-Effective Amendment No. 11 to Form N-4 (File Nos. 333-65926 and 811-09411) electronically filed on October 31, 2007.

(b)
Amendment dated April 30, 2010. Incorporated herein by reference to MetLife of CT Separate Account Eleven for Variable Annuities Post-Effective Amendment No. 4 to Form N-4 (File Nos. 333-152189 and 811-21262) electronically filed on April 4, 2012.

(vii) (a)
T. Rowe Price Participation Agreement. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos. 333-200240/811-03365) electronically filed on November 17, 2014.

(b)
Amendment to Participation Agreement among MetLife Insurance Company USA, T. Rowed Price Associates, Inc., T. Rowe Price Funds and T. Rowe Price Investment Services, Inc. (effective July 22, 2016). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 to Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 14, 2017.

(c)
Amendment Nos. 2 and 3 to Participation Agreement among Brighthouse Life Insurance Company, T. Rowe Price Associates, Inc. T. Rowe Price Funds and T. Rowe Price Investment Services, Inc. (effective 03-01-21 and 06-01-21). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.

(viii) (a)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) electronically filed on April 12, 2017.

(viii) (b)
Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.

(ix) (a)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-209053 and 811-03365) electronically filed on April 12, 2017.

(ix) (b)
Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.
(i)
Opinion of Counsel. Incorporated herein by reference to this Registration Statement on Form N-4 (File Nos 333-200240/811-03365) electronically filed on November 17, 2014.
(j)
Not Applicable.
(k)
Not Applicable.
(l)
Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP). (Filed herewith.)
(m)
Not Applicable.
(n)
Not Applicable.
(o)
Forms of Initial Summary Prospectus. Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-4 (File Nos. 333-200240 and 811-03365) filed electronically on April 18, 2022.
(p)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Kristine Toscano and Gianna H. Figaro-Sterling. (Filed herewith.)
101.
Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document. (Filed herewith.)
ITEM 28.
DIRECTORS AND OFFICERS OF THE DEPOSITOR
The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name and Principal Business Address	Positions and Offices with Depositor
Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 334 Madison Avenue Morristown, NJ 07960	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele Abate 125 High Street, Suite 732 Boston, MA 02110	Vice President

Devon Arendosh 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

David Chamberlin 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Andrew DeRosa 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

David Dooley 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Lynn Dumais 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

Tyler Gates 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

James Grady 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

James Hoffman 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Chief Derivatives Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President

Philip Melville 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Risk Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 125 High Street, Suite 732 Boston, MA 02110	Vice President

James Painter 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

Marc Pucci 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Kristi Slavin 125 High Street, Suite 732 Boston, MA 02110	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Marcy Thailer 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristine Toscano 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29.
Persons Controlled by or Under Common Control with the Depositor or the Registrant
The Registrant is a separate account of Brighthouse Life Insurance Company (“BLIC” or the “Company”) under Delaware insurance law. BLIC is an indirect, wholly-owned subsidiary of Brighthouse Financial, Inc., a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc.
No person is controlled by the Registrant, and none of the entities listed below files financial statements that are consolidated with the Registrant's financial statements. The Registrant does not have any subsidiaries.
ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2022
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2022.

The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
		d.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
			(i.)	1075 Peachtree LLC (DE)
		f.		Brighthouse Assignment Company (CT)
		g.		ML 1065 Hotel, LLC (DE)
		h.		TIC European Real Estate LP, LLC (DE)
		i.		Euro TL Investments LLC (DE)
		j.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company, LLC (DE)
		k.		Euro TI Investments LLC (DE)
		l.		TLA Holdings II LLC (DE)
		m.		BLIC Property Ventures, LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)
Item 30.
Indemnification
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.
Principal Underwriters
(a)
Brighthouse Securities, LLC is the principal underwriter for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are the officers and managers of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.
Name and Principal Business Address	Positions and Offices with Underwriter

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Manager

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President, General Counsel and Chief Compliance Officer

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

John John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Derivatives Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts And Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$666,009,009	$0	$0	$0

Item 32.
Location of Accounts and Records
Omitted.
Item 33.
Management Services
Not Applicable.
Item 34.
Fee Representation
Brighthouse Life Insurance Company (the "Company") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
The Company hereby represents that it is relying upon the Securities and Exchange Commission No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:
1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.
Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4.
Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value. The Company hereby represents that is relying upon a No-Action Letter issued to ING Life Insurance and Annuity Company dated August 30, 2012 and that it has complied with the provisions of such letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and State of North Carolina, on this 6th day of April, 2023.
BRIGHTHOUSE SEPARATE ACCOUNT A (Registrant)
By:	BRIGHTHOUSE LIFE INSURANCE COMPANY
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

By:	BRIGHTHOUSE LIFE INSURANCE COMPANY
(Depositor)
By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 6, 2023.
/s/ Eric Steigerwalt*	Chairman of the Board, President, Chief Executive Officer and a Director
Eric Steigerwalt

/s/ Myles Lambert*	Director
Myles Lambert

/s/ David A. Rosenbaum*	Director
David A. Rosenbaum

/s/ Jonathan Rosenthal*	Director
Jonathan Rosenthal

/s/ Edward A. Spehar*	Director, Vice President and Chief Financial Officer
Edward A. Spehar

/s/ Kristine Toscano*	Vice President and Chief Accounting Officer
Kristine Toscano

/s/ Gianna H. Figaro-Sterling*	Vice President and Controller
Gianna H. Figaro-Sterling

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact April 6, 2023
*
Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

INDEX TO EXHIBITS
(c)(v)
Form of Brighthouse Securities, LLC Sales Agreement
(l)
Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)
(p)
Powers of Attorney
101.
Inline Interactive Data File